UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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SMARTSTOP SELF STORAGE REIT, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SMARTSTOP SELF STORAGE REIT, INC.

10 Terrace Road

Ladera Ranch, California 92694

PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 16, 2019

To the Stockholders of SmartStop Self Storage REIT, Inc. (formerly known as Strategic Storage Trust II, Inc.):

I am pleased to invite you to the annual meeting of stockholders of SmartStop Self Storage REIT, Inc. The annual meeting will be held on September 16, 2019 at 8:30 a.m. (PDT), at 10 Terrace Road, Ladera Ranch, California 92694, for the following purposes:

1.	to consider and vote upon the election of five directors, each to serve until the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified;

2.	to consider and vote upon the approval of the following proposals to amend and restate our charter:

A.	removal of certain limitations required by the North American Securities Administrators Association and make other conforming and ministerial changes;

B.	revisions in order to bring our Charter more in line with those of publicly-listed companies; and

C.	revisions to enable the transfer of shares to prevent the possibility of a continuing violation of the ownership restrictions for REIT qualification.

3.	to consider and vote upon the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019;

4.

to consider and vote upon the adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

5.	to consider and vote upon the transaction of such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Our board of directors has fixed the close of business on July 10, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof. Only record holders of common stock, consisting of either Class A shares or Class T shares, at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact Nicholas Look, our General Counsel and Secretary, via mail at 10 Terrace Road, Ladera Ranch, California 92694 or via telephone at (877) 327-3485.

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the annual meeting. None of our stockholders own more than 10% of our outstanding shares, so every stockholder’s vote is important to us. To make voting easier for you, you may authorize a proxy to vote your shares in one of three ways: (1) by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the envelope provided; (2) by completing a proxy card at www.proxy-direct.com; or (3) by telephone at (800) 337-3503. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of our board of directors.

You are cordially invited to attend the annual meeting and are encouraged to attend in person. Whether or not you plan to attend in person, please authorize a proxy to vote your shares using one of the three prescribed methods. Your vote is very important.

By Order of the Board of Directors,

/s/ Nicholas M. Look
Nicholas M. Look
General Counsel and Secretary

Ladera Ranch, California

July 19, 2019

SMARTSTOP SELF STORAGE REIT, INC.

10 Terrace Road

Ladera Ranch, California 92694

PROXY STATEMENT

Introduction

The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors of SmartStop Self Storage REIT, Inc. (formerly known as Strategic Storage Trust II, Inc.) (the “Company”) for use at the annual meeting of our stockholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our,” or like terms also refer to the Company. The mailing address of our principal executive offices is 10 Terrace Road, Ladera Ranch, California 92694. We expect to mail this proxy statement and the accompanying proxy to our stockholders on or about July 19, 2019.

QUESTIONS AND ANSWERS

Q:	When and where will the annual meeting be held?

A:	Our 2019 annual meeting of stockholders will be held on September 16, 2019 at 8:30 a.m. (PDT). The meeting will be held at 10 Terrace Road, Ladera Ranch, California 92694.

Q:	What is the purpose of the meeting?

A:	At the meeting, you will be asked to consider and vote upon:

•	the election of five directors to serve until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified;

•	the approval of the following proposals to amend and restate our existing charter (the “Charter”):

•

removal of certain limitations required by the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association (the “NASAA REIT Guidelines”) and make other conforming and ministerial changes;

•	revisions in order to bring our Charter more in line with those of publicly-listed companies; and

•	revisions to enable the transfer of shares to prevent the possibility of a continuing violation of the ownership restrictions for REIT qualification;

•	the ratification of the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the year ending December 31, 2019;

•	the adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

•	the transaction of such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Our board of directors is not aware of any matters that may be acted upon at the meeting other than the matters set forth in the first four bullet points listed above.

Q:	Who can vote at the meeting?

A:

Stockholders of record, consisting of holders of either Class A shares or Class T shares, as of the close of business on July 10, 2019, or the record date, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they hold on that date. As of the close of business on the record date, we had approximately 58.3 million shares of common stock issued, outstanding and eligible to vote.

Q:	How many votes do I have?

A:	Each outstanding Class A share and Class T share entitles its holder to cast one vote with respect to each matter to be voted upon at the annual meeting.

Q:	How can I vote?

A:	You may vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

•	via mail, by completing, signing, dating and returning your proxy card in the enclosed envelope;

•	via the Internet at www.proxy-direct.com; or

•	via telephone at (800) 337-3503.

Regardless of whether you plan to attend the annual meeting, we encourage you to authorize a proxy to vote your shares in accordance with one of the methods described above. None of our stockholders own more than 10% of our outstanding shares, so every stockholder’s vote is important to us. If you authorize a proxy to vote your shares, you may still attend the annual meeting and vote in person. If you do so, any previous votes that you submitted, whether by mail, the Internet or telephone, will be superseded by the vote that you cast at the annual meeting.

Q:	How will my proxy be voted?

A:

Shares represented by valid proxies will be voted in accordance with the directions given on the relevant proxy card. If a proxy card is signed and returned without any directions given, the individuals named on the card as proxy holders will vote in accordance with the recommendations of our board of directors as to: (1) the election of directors; (2) the following proposals to amend and restate our Charter: (A) removal of certain limitations required by the NASAA REIT Guidelines and make other conforming and ministerial changes; (B) revisions in order to bring our Charter more in line with those of publicly-listed companies; and (C) revisions to enable the transfer of shares to prevent the possibility of a continuing violation of the ownership restrictions for REIT qualification; (3) the ratification of the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2019; and (4) the adjournment of the annual meeting to solicit additional proxies if necessary.

If other matters requiring the vote of our stockholders come before the meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in accordance with their discretion in such matters.

Q:	What are the board of directors’ voting recommendations?

A:	Our board of directors recommends that you vote:

(1)	“FOR” each of the nominees to our board of directors;

(2)(A)	“FOR” the amendment and restatement of our Charter to remove certain limitations required by the NASAA REIT Guidelines and make other conforming and ministerial changes;

(2)(B)	“FOR” the amendment and restatement of our Charter to make revisions in order to bring our Charter more in line with those of publicly-listed companies;

(2)(C)

“FOR” the amendment and restatement of our Charter to make revisions to enable the transfer of shares to prevent the possibility of a continuing violation of the ownership restrictions for REIT qualification;

(3)	“FOR” the ratification of BDO as our independent registered public accounting firm for the year ending December 31, 2019; and

(4)	“FOR” the approval of an adjournment of the annual meeting to solicit additional proxies if necessary.

Q:	Why are we seeking approval of proposals to amend and restate our Charter?

A:

Our board of directors has been and is continuing to explore various strategic alternatives ultimately designed to provide stockholder liquidity at some point in the future, including, but not limited to, a potential listing of our shares on a national securities exchange.

The Self-Administration Transaction

As an initial step, our board of directors recognized that certain potential liquidity events may be enhanced if we first became self-administered. For example, it is widely believed that our shares would be more highly valued by the market if we became self-administered and those individuals responsible for running our Company were our own employees rather than those of our external advisor. Also, we may be able to sell our Company for a higher price or attract institutional equity as a self-administered company, particularly with respect to purchasers that desire to acquire the management team and employees, along with assets.

Accordingly, on June 28, 2019, we, our operating partnership, SmartStop OP, L.P. (f/k/a Strategic Storage Operating Partnership II, L.P.) (the “Operating Partnership”), and SmartStop TRS, Inc. (f/k/a Strategic Storage TRS II, Inc.) (the “TRS”) entered into a series of agreements, arrangements, and amendments to existing agreements and arrangements (collectively, the “Self Administration Transaction”) with SmartStop Asset Management, LLC (“SAM”), our former sponsor, pursuant to which, effective as of June 28, 2019, we acquired the self storage advisory, asset management, property management and tenant insurance joint venture interests of SAM. As consideration for the Self Administration Transaction we paid approximately $770,000 in cash, assumed existing debt in the amount of approximately $15 million, and issued 8,698,956 Class A-1 limited partnership units and 3,283,302 Class A-2 limited partnership units in our Operating Partnership. Completing the Self-Administration Transaction provided us with the internal capability to originate, structure and manage additional investment products that would be sponsored by us. Specifically, we, among other things:

•

now directly own Strategic Storage Advisor II, LLC (our “Former External Advisor”), Strategic Storage Property Management II, LLC (the “T2 Property Manager”) and SS Growth Property Management, LLC (the “GT Property Manager” and together with the T2 Property Manager, our “Property Manager”);

•

now have a fully integrated operations team of approximately 350 on-site self storage employees, regional and district managers, other personnel and the current executive management team of SmartStop Self Storage REIT;

•

will serve as the sponsor, advisor and property manager for Strategic Storage Trust IV, Inc. (“SST IV”) and Strategic Storage Growth Trust II, Inc. (“SSGT II”), which will generate new advisory and property management revenue streams and provide additional potential growth to our net income, and we will also have the ability to provide third party property management solutions to other operators;

•	succeed to the tenant insurance joint ventures previously in place for SST IV and SSGT II;

•	now own the “SmartStop®” brand, “Strategic Storage®” brand and related trademarks, and over 250 web domains including www.smartstop.com; and

•	own the office building that houses our corporate headquarters.

The Proposed Charter Amendments

We are now proposing an amendment and restatement of our Charter that will give our board of directors the flexibility to effectuate potential liquidity strategies, including a listing, if and when the board of directors deems it in our best interest to do so.

Our Charter currently includes certain provisions required by the NASAA REIT Guidelines which apply to real estate investment trusts (“REITs”) with shares that are publicly registered with the Securities and Exchange Commission (the “SEC”) but are not listed on a national securities exchange. Our Charter was designed to be consistent with other non-traded REITs and to satisfy certain requirements imposed by state securities administrators in connection with our public offering. We are no longer engaged in this type of public offering. We believe that the limitations included in our Charter which derive from the NASAA REIT Guidelines, at a minimum, create interpretive questions resulting in uncertainty which could impair our ability to operate as we move forward. We believe that removing the NASAA-mandated provisions and otherwise amending and restating our Charter in a manner that is consistent with Maryland law will result in a charter that is comparable to publicly traded REITs.

In addition, we are proposing certain other changes to our Charter in order to bring our Charter more in line with those of publicly-listed companies, including providing that directors may be removed only for cause, removing the elections not to be subject to the Maryland Business Combination Act and Maryland Control Share Acquisition Act from our Charter, providing that upon the listing of a class of common stock for trading on a national securities exchange, each share of the class or classes of common stock that are not so listed will automatically and without any action on the part of the holder thereof convert into a certain number of shares of the listed class of common stock, and enabling the transfer of shares to prevent the possibility of a continuing violation of the ownership restrictions for REIT qualification.

Q:	If the proposals related to amending and restating our Charter are approved (or not approved), what will happen?

A:

If all of the proposals related to amending and restating our Charter are approved, we will file the Second Articles of Amendment and Restatement, in the form attached hereto as Exhibit A to this proxy statement (the “Second Articles”), with the State Department of Assessments and Taxation of Maryland (“SDAT”), and the Second Articles will become effective upon acceptance for record by the SDAT.

If less than all of the proposals are approved, our Charter will be amended and restated to reflect only those amendments which have been approved by our stockholders.

Unless all of the proposed amendments to our Charter are approved, it will likely be more difficult to implement a liquidation strategy, including, but not limited to, a potential listing of our shares on a national securities exchange.

Q:	Does the board of directors intend to also amend the bylaws?

A:

If the Second Articles are approved and take effect, our board of directors will amend our bylaws to eliminate inconsistencies resulting from the amendment and restatement of our Charter, and to make certain other changes to our bylaws.

Q:	What vote is required to approve each proposal?

A:

Election of Directors. Each director is elected by the affirmative vote of stockholders holding a majority of shares entitled to vote who are present in person or by proxy at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. There is no cumulative voting in the election of our directors. Any shares present but not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against the election of our directors.

Amended and Restated Charter. Each proposal to amend and restate our Charter is approved by the affirmative vote of holders of a majority of shares of our common stock entitled to vote at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against such proposal.

Ratification of Appointment of Independent Accounting Firm. The appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2019 is ratified by the affirmative vote of a majority of the votes cast on the proposal at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. In the event this matter is not ratified by our stockholders, the Audit Committee will reconsider whether or not to retain BDO as our independent registered public accounting firm at its next scheduled meeting.

Adjournment of Annual Meeting. Approval of the proposal to adjourn the annual meeting to solicit additional proxies if necessary requires the affirmative vote of a majority of votes cast on the proposal at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Q:	What constitutes a “quorum”?

A:

The presence at the annual meeting, in person or represented by proxy, of stockholders entitled to cast 50% of all the votes entitled to be cast at the meeting constitutes a quorum. There must be a quorum for a meeting to be held. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Q:	How can I change my vote or revoke my proxy?

A:

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a properly executed, later-dated proxy (via mail, the Internet, or telephone), by attending the annual meeting and voting in person or by written notice addressed to: SmartStop Self Storage REIT, Inc., Attention: Nicholas Look, Secretary, 10 Terrace Road, Ladera Ranch, California 92694.

To be effective, a proxy revocation must be received by us at or prior to the annual meeting.

Q:	Who will bear the costs of soliciting votes for the meeting?

A:

We will bear the entire cost of the solicitation of proxies from our stockholders. We have retained Computershare to assist us in connection with the solicitation of proxies for the annual meeting. Computershare will be paid fees of approximately $75,000, plus out-of-pocket expenses, for its basic solicitation services, which include review of proxy materials, dissemination of broker search cards, distribution of proxy materials, solicitation of brokers, banks, and institutional holders, and delivery of executed proxies. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We also expect to incur approximately $25,000 in expenses related to printing of these proxy materials and our annual report. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Q:	What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports, which allows us to send a single proxy statement or annual report to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents this year, but you would prefer to receive your own copy, you may direct requests for separate copies to SmartStop Self Storage REIT, Inc., Attention: Nicholas Look, Secretary,

10 Terrace Road, Ladera Ranch, California 92694, or call us at (877) 327-3485. Also, if your household currently receives multiple copies of disclosure documents and you would like to receive just one set, please contact us at the same address and phone number.

Q:	How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

A:

In order for a stockholder proposal to be properly submitted for presentation at our 2020 annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on March 21, 2020 and ending April 20, 2020. If you wish to present a proposal for inclusion in the proxy materials for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than March 21, 2020. However, as currently provided in our bylaws, in the event that the date of mailing of the notice for the 2020 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for this year’s annual meeting, notice for a stockholder proposal must be delivered not earlier than the 120th day prior to the date of mailing of the notice for the 2020 annual meeting and not later than 5:00 p.m. on the later of the 90th day prior to the date of mailing of the notice for the 2020 annual meeting or the 10th day following the day on which disclosure of the date of mailing of the notice for the 2020 annual meeting is first made. We believe it is likely that the date of the date of mailing of the notice for the 2020 annual meeting will be advanced or delayed by more than 30 days from the date of the mailing of this year’s notice (July 19, 2019), and therefore, we will likely include in one of our Forms 10-Q the date of mailing of the notice for the 2020 annual meeting prior to such mailing. As currently provided in our bylaws, stockholder proposals for the 2020 annual meeting will be due the 10th day following the day on which disclosure is first made in one of our Forms 10-Q of the date of mailing of the notice for the 2020 annual meeting. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: SmartStop Self Storage REIT, Inc., Attention: Nicholas Look, Secretary, 10 Terrace Road, Ladera Ranch, California 92694. For additional information, see the “Stockholder Proposals” section in this proxy statement.

Q:	Who do I call if I have questions about the meeting?

A:

We have retained Computershare to assist with the proxy process. If you have any questions related to the annual meeting or voting your proxy, you can call Computershare and talk to a live proxy representative toll free at (866) 963-6128 with any proxy related questions.

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

General

We operate under the direction of our board of directors, the members of which are accountable to us and our stockholders as fiduciaries. Our board of directors is responsible for the management and control of our affairs. Our board of directors consists of H. Michael Schwartz, our Founder, Executive Chairman and Chairman of our board of directors, Paula Mathews, and three independent directors, Timothy S. Morris, David J. Mueller and Harold “Skip” Perry, each of whom have been nominated by our board of directors for re-election to serve until our 2020 annual meeting of stockholders or until his or her successor is elected and qualified. For more detailed information on our directors, see the “Executive Officers and Directors” section below. Our board of directors has formed the following three committees: the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee.

Leadership Structure

We do not have a policy to separate the roles of principal executive officer and Chairman of the board of directors, as the board of directors believes it is in the best interests of the Company to make that determination based on our current size, the size of our board of directors, the participation of our independent directors in the oversight of our operations and strategy, and the position and direction of the Company. H. Michael Schwartz serves as our Executive Chairman and Chairman of our board of directors. However, Michael S. McClure serves as our Chief Executive Officer. Our board of directors does not have a lead independent director, as we believe that the current size of our board of directors permits each of our independent directors to actively participate in this oversight role. As we grow in size, our board of directors will continue to evaluate the appropriateness of creating a lead independent director position.

Meetings of our Board of Directors

During 2018, our board of directors held 10 meetings. Each of our directors attended all of the meetings.

Director Independence

While our shares are not listed for trading on any national securities exchange, as required by our Charter, a majority of the members of our board of directors and each committee of our board of directors are “independent” as determined by our board of directors by applying the definition of “independent” adopted by the New York Stock Exchange (NYSE), consistent with the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts and applicable rules and regulations of the SEC. Our board of directors has determined that Messrs. Morris, Mueller, and Perry each meet the relevant definition of “independent.”

Stockholder Communications with Directors

We have established several means for stockholders to communicate concerns to our board of directors. If the concern relates to our financial statements, accounting practices or internal controls, the concerns should be submitted in writing to the Chairman of the Audit Committee of our board of directors in care of our Secretary at our headquarters address. If the concern relates to our governance practices, business ethics, or corporate conduct, the concern should be submitted in writing to the Chairman of the

Nominating and Corporate Governance Committee of our board of directors in care of our Secretary at our headquarters address. If a stockholder is uncertain as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of our Secretary. All concerns submitted in care of our Secretary will be delivered to the appropriate independent director based upon our Secretary’s determination.

Though we have no formal policy on the matter, we encourage all of the members of our board of directors to attend our annual meeting of stockholders.

Risk Management Role

As part of its oversight role, our board of directors actively supervises the members of our management that are directly responsible for our day-to-day risk management, including our Chief Financial Officer and Treasurer. The board’s risk management role has no impact on its leadership structure. The Audit Committee of our board of directors, which consists of our three independent directors, annually reviews with management our policies with respect to risk assessment and risk management, particularly in the areas of insurance, regulatory compliance, financial risk management, investments and due diligence, and capital flow.

Code of Ethics

Our board of directors adopted an amended Code of Ethics and Business Conduct on June 12, 2018 (the “Code of Ethics”), which contains general guidelines applicable to our executive officers, including our principal executive officer, principal financial officer and principal accounting officer, our directors and employees and officers of our Former External Advisor and its affiliates who perform material functions for us. We adopted our Code of Ethics with the purpose of promoting the following: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications made by us; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting of violations of the Code of Ethics to our Code of Ethics Compliance Officer; and (5) accountability for adherence to the Code of Ethics. A copy of the Code of Ethics is available on our website at www.strategicreit.com/site/sst2/page/information#gov.

Audit Committee

General

Our board of directors adopted an amended charter for the Audit Committee on June 12, 2018 (the “Audit Committee Charter”). A copy of our Audit Committee Charter is available in the “Information — Governance” section of our website located at http://www.strategicreit.com/site/sst2/page/information#gov. The Audit Committee assists our board of directors by: (1) selecting an independent registered public accounting firm to audit our annual financial statements; (2) reviewing with the independent registered public accounting firm the plans and results of the audit engagement; (3) approving the audit and non-audit services provided by the independent registered public accounting firm; (4) reviewing the independence of the independent registered public accounting firm; and (5) considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter and in accordance with current laws, rules and regulations.

The members of the Audit Committee are our three independent directors, Timothy S. Morris, David J. Mueller and Harold “Skip” Perry, with Mr. Mueller currently serving as Chairman of the Audit Committee. Our board of directors has determined that Mr. Mueller satisfies the requirements for an “Audit Committee financial expert” and has designated Mr. Mueller as the audit committee financial expert in accordance with applicable SEC rules. The Audit Committee held five meetings during 2018.

Relationship with Principal Auditor

Overview

On the recommendation of the Audit Committee, our board of directors has appointed BDO as our independent registered public accounting firm (“independent auditor”), for the year ending December 31, 2019. Although stockholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of BDO to our stockholders for ratification as a matter of good corporate governance practice. Even if the selection is ratified, the Audit Committee reserves the right to select a new independent auditor at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws. If our stockholders do not ratify the Audit Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of our independent registered public accounting firm.

Representatives of BDO are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire. The representatives will also be available to respond to appropriate questions from our stockholders.

Change in Principal Auditor

CohnReznick LLP (“CohnReznick”), an independent registered public accounting firm, audited our consolidated financial statements from January 8, 2013 (date of inception) through its dismissal on August 29, 2017. The dismissal of CohnReznick was approved by our Audit Committee. CohnReznick’s audit report on our financial statements for each of the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through August 29, 2017, there were no (a) disagreements (as that term is used in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) with CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CohnReznick, would have caused CohnReznick to make reference to the subject matter of the disagreement in its report on our financial statements for such period, or (b) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

We provided CohnReznick with a copy of this disclosure in connection with the filing of a Current Report on Form 8-K filed with the SEC on September 1, 2017 and requested that CohnReznick furnish us with a letter addressed to the SEC stating whether or not CohnReznick agreed with such disclosure or, if not, stating the respects in which it does not agree. We received the requested letter from CohnReznick wherein it confirmed their agreement with the disclosure above as it relates to CohnReznick. A copy of the letter from CohnReznick was filed as Exhibit 16.1 with such Form 8-K.

On August 29, 2017, the Audit Committee approved and authorized us to engage BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2017, effective immediately. During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through August 29, 2017, neither we nor anyone on our behalf consulted with BDO regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided that BDO concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (3) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are defined in Items 304(a)(1)(iv) and 304(a)(1)(v), respectively, of Regulation S-K under the Exchange Act (there being none).

For the fiscal years ended December 31, 2018 and 2017, BDO served as our independent registered public accounting firm and provided us certain other services.

Pre-Approval Policies

The Audit Committee Charter requires that the Audit Committee pre-approve all auditing services performed for the Company by our independent auditor, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditor’s independence. In determining whether or not to pre-approve services, the Audit Committee considers whether the service is permissible under applicable SEC rules. The Audit Committee may, in its discretion, delegate one or more of its members the authority to pre-approve any services to be performed by our independent auditor, provided such pre-approval is presented to the full Audit Committee at its next scheduled meeting.

All services rendered by BDO and CohnReznick for the years ended December 31, 2018 and 2017 were pre-approved in accordance with the policies set forth above.

Fees to Principal Auditor

The Audit Committee reviewed the audit and non-audit services performed by BDO and CohnReznick, as well as the fees charged by BDO and CohnReznick for such services. The aggregate fees for professional accounting services provided by BDO and CohnReznick, including the audit of our annual financial statements, for the years ended December 31, 2018 and 2017, respectively, are set forth in the table below.

	BDO USA, LLP For the Year Ended December 31, 2018	CohnReznick, LLP For the Year Ended December 31, 2018	BDO USA, LLP For the Year Ended December 31, 2017	CohnReznick, LLP For the Year Ended December 31, 2017
Audit Fees	$187,199	$17,500	$141,888	$61,500
Audit-Related Fees	—	—	—	30,000
Tax Fees	—	—	—	25,500
All Other Fees	—	—	—	—

Total	$187,199	$17,500	$141,888	$117,000

For purposes of the preceding table, the professional fees are classified as follows:

•

Audit Fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of our quarterly financial statements and other procedures performed by the independent auditors to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, and services that generally only an independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC.

•

Audit-Related Fees – These are fees for assurance and related services that traditionally are performed by an independent auditor, such as due diligence related to acquisitions and dispositions, audits related to acquisitions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•

Tax Fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Such services may also include assistance with tax audits and appeals before the Internal Revenue Service (IRS) and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All Other Fees – These are fees for other permissible work performed that do not meet one of the above-described categories.

Audit Committee Report

Pursuant to the Audit Committee Charter adopted by the board of directors of the Company, the Audit Committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors, the audit and financial reporting process and the system of internal control over financial reporting that management has established and by reviewing the financial information to be provided to the Company’s stockholders and others. The Audit Committee is composed of three independent directors and met five times during the year ended December 31, 2018. Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurances with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2018 included in the Company’s Annual Report on Form 10-K with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee discussed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of the financial reporting and such other matters as are required to be discussed with the Audit Committee under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, “Communications with Audit Committees.” The Audit Committee also received the written disclosures and the letter from the Company’s independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the Audit Committee recommended to our board of directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC. Our board of directors subsequently accepted the Audit Committee’s recommendation and approved the Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

David J. Mueller (Chairman)

Timothy S. Morris

Harold “Skip” Perry

March 18, 2019

The preceding Audit Committee Report to stockholders is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee

General

Our board of directors ratified the Nominating and Corporate Governance Committee’s adoption of its amended charter on June 12, 2018 (the “Nominating and Corporate Governance Committee Charter”). A copy of the Nominating and Corporate Governance Committee Charter is available in the “Information — Governance” section of our website located at http://www.strategicreit.com/site/sst2/page/information#gov. The Nominating and Corporate Governance Committee’s primary focus is to assist our board of directors in fulfilling its responsibilities with respect to director nominations, corporate governance, board of directors and committee evaluations and conflict resolutions. The Nominating and Corporate Governance Committee assists our board of directors in this regard by: (1) identifying individuals qualified to serve on our board of directors, consistent with criteria approved by our board of directors, and recommending that our board of directors select a slate of director nominees for election by our stockholders at the annual meeting of our stockholders; (2) developing and implementing the process necessary to identify prospective members of our board of directors; (3) determining the advisability of retaining any search firm or consultant to assist in the identification and evaluation of candidates for membership on our board of directors; (4) overseeing an annual evaluation of our board of directors, each of the committees of our board of directors and management; (5) developing and recommending to our board of directors a set of corporate governance principles and policies; (6) periodically reviewing our corporate governance principles and policies and suggesting improvements thereto to our board of directors; and (7) considering and acting on any conflicts-related matter required by our Charter or otherwise permitted by Maryland law where the exercise of independent judgment by any of our directors, who is not an independent director, could reasonably be compromised, including approval of any transaction involving our Former External Advisor or its affiliates. The Nominating and Corporate Governance Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Nominating and Corporate Governance Committee Charter and in accordance with current laws, rules, and regulations.

The members of the Nominating and Corporate Governance Committee are our three independent directors, Timothy S. Morris, David J. Mueller and Harold “Skip” Perry, with Mr. Perry serving as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held 18 meetings during 2018, including 12 meetings of the Nominating and Corporate Governance Committee members as special committees for the purpose of evaluating strategic transactions.

Board of Directors Membership Criteria and Director Selection

The Nominating and Corporate Governance Committee annually reviews with our board of directors the appropriate experience, skills and characteristics required of our directors in the context of the current membership of our board of directors. This assessment includes, in the context of the perceived needs of our board of directors at the time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflict with the Company and the ability of the candidate to attend board of directors meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by our board of directors shall be individuals who possess a reputation and hold or have held positions or affiliations befitting a director of a publicly held company and are or have been actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional, or academic community.

Though we do not have a formal policy regarding diversity with respect to identifying nominees and overall board composition, our Nominating and Corporate Governance Committee considers the impact of diverse backgrounds and experiences of potential nominees on the effectiveness and quality of our board of directors. As part of its annual review process discussed below, the Nominating and Corporate Governance Committee reviews its own effectiveness in recommending director nominees with diverse backgrounds and experiences relative to any perceived needs in the composition of our board of directors.

While our full board of directors remains responsible for selecting its own nominees and recommending them for election by our stockholders, our board of directors has delegated the screening process necessary to identify qualified candidates to the Nominating and Corporate Governance Committee. Pursuant to our Charter, however, the directors must nominate replacements for any vacancies among the director positions.

The Nominating and Corporate Governance Committee annually reviews director suitability and the continuing composition of our board of directors; it then recommends director nominees who are voted on by our full board of directors. In recommending director nominees to our board of directors, the Nominating and Corporate Governance Committee solicits candidate recommendations from its own members, other directors, and management of the Company. The Committee will also consider suggestions made by stockholders and other interested persons for director nominees who meet the established director criteria. In order for a stockholder to make a nomination, the stockholder must satisfy the procedural requirements for such nomination as provided in the Company’s bylaws, which include, among other things, providing the nominee’s name, age, address, and ownership of the Company’s stock. Such nominations must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

In evaluating the persons nominated as potential directors, the Nominating and Corporate Governance Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the Nominating and Corporate Governance Committee determines are relevant.

With respect to the current nominees to our board of directors, whose backgrounds and experience are described in greater detail on pages 20-24, our Nominating and Corporate Governance Committee considered all of the factors set forth above in its determination to recommend them for nomination. In particular, in determining to recommend each individual for nomination to our board of directors, our Nominating and Corporate Governance Committee considered (1) H. Michael Schwartz’s active participation in the management of our operations and his experience in the self storage industry, (2) Paula Mathews’ extensive real estate management experience, and particularly self storage experience, across multiple organizations, including our Company and SAM, (3) Timothy S. Morris’ extensive financial and management experience across multiple organizations over more than 30 years, (4) David J. Mueller’s more than 25 years of financial management experience, and (5) Harold “Skip” Perry’s more than 40 years of financial accounting, management and consulting experience in the real estate industry. In addition, the Nominating and Corporate Governance Committee considered these particular aspects of the backgrounds of Messrs. Morris, Mueller and Perry relative to the needs of the committees of our board of directors in determining to recommend them for nomination.

Corporate Governance

Pursuant to the Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee developed and recommended a set of formal, written guidelines for corporate governance, which were adopted by our full board of directors.

The Nominating and Corporate Governance Committee also, from time to time, reviews the governance structures and procedures of the Company and suggests improvements thereto to our full board of directors. Such improvements, if adopted by the full board of directors, will be incorporated into the written guidelines.

Periodic Evaluations

The Nominating and Corporate Governance Committee conducts an annual evaluation of its own performance and oversees the annual evaluations of our directors, each of the other committees of our board of directors, and management.

Conflicts of Interest

The Nominating and Corporate Governance Committee considers and acts upon any conflicts of interest-related matter required by our Charter or otherwise permitted by Maryland law where the exercise of independent judgment by any of our directors, who is not an independent director, could reasonably be compromised, including approval of any transaction involving our Former External Advisor or its affiliates. Our independent directors must approve such transactions as fair and reasonable to us and on terms and conditions not less favorable than those available from unaffiliated third parties, based upon standards set forth in our Charter and Code of Ethics, as well as applicable laws, rules and regulations.

Conflicts of interest-related matters that the Nominating and Corporate Governance Committee (either on its own or designated as a “Special Committee”) has acted upon or expects to act upon include, but are not limited to, the following:

•	previous agreements with our Former External Advisor and its affiliates, including but not limited to the following agreements:

•	the Advisory Agreement with our Former External Advisor and our Operating Partnership, dated January 10, 2014, and all amendments thereto;

•	property management agreements with our Property Manager;

•	the Third Amended and Restated Limited Partnership Agreement with our Operating Partnership dated June 28, 2019;

•	a dealer manager agreement (“Dealer Manager Agreement”) with our dealer manager, Select Capital Corporation (“Dealer Manager”), which was terminated on or about January 9, 2017;

•	a Transfer Agency and Registrar Services Agreement (“Transfer Agent Agreement”) with our transfer agent, Strategic Transfer Agent Services, LLC;

•	a Limited Liability Company Agreement of Strategic Storage TI Services II JV, LLC (the “TI Services Agreement”) between a subsidiary of us and a subsidiary of SAM ;

•	the Contribution Agreement with, among others, SAM and our Operating Partnership dated June 28, 2019, and certain ancillary documents related thereto;

•	the Registration Rights Agreement with SmartStop OP Holdings, LLC, a subsidiary of SAM (“SS OP Holdings”), and certain other parties, dated June 28, 2019;

•	the Executive Severance and Change of Control Plan and related letter agreements with each of our executive officers dated June 28, 2019;

•	the Membership Interest Purchase Agreement between SmartStop Storage Advisors, LLC (our subsidiary), SAM, and 10 Terrace Rd, LLC; and

•	the Administrative Services Agreement with SAM dated June 28, 2019.

•	property sales;

•	property acquisitions; and

•	other transactions with affiliates.

Compensation Committee

General

We established a Compensation Committee in March 2015. The members of our Compensation Committee are Messrs. Morris, Mueller, and Perry, with Mr. Morris currently serving as Chairman of the Compensation Committee. The Compensation Committee’s primary focus is to assist our board of directors in fulfilling its responsibilities with respect to officer and director compensation. The Compensation Committee assists our board of directors in this regard when necessary by: (1) reviewing and approving our corporate goals with respect to compensation of officers and directors; (2) recommending to our board of directors compensation for all non-employee directors, including board of directors and committee retainers, meeting fees and equity-based compensation; (3) administering and granting equity-based compensation to our employees and previously, to our Former External Advisor, employees of our Former External Advisor and affiliates based upon recommendations from our Former External Advisor; and (4) setting the terms and conditions of such equity-based compensation in accordance with our Employee and Director Long-Term Incentive Plan (the “Plan”). The Compensation

Committee fulfills these responsibilities in accordance with current laws, rules and regulations. Prior to the Self Administration Transaction, the Compensation Committee concluded that, because the Compensation Committee only needed to address issues related to director compensation while we were an externally advised REIT, a Compensation Committee charter was not necessary. Now that we are self-administered, the Compensation Committee will review the need for a charter and, if and when adopted, will disclose a copy of such charter to our stockholders pursuant to applicable SEC rules.

Compensation Committee Interlocks and Insider Participation

For the year ended December 31, 2018, decisions regarding director compensation were made by our Compensation Committee, consisting of our three independent directors, Messrs. Morris, Mueller, and Perry, with Mr. Morris serving as Chairman of the Compensation Committee. The Compensation Committee held two meetings during 2018.

No member of the Compensation Committee served as an officer or employee of us or any of our affiliates during 2018, and none had any relationship requiring disclosure by us under Item 404 of Regulation S-K under the Exchange Act. None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our board of directors or our Compensation Committee during the fiscal year ended December 31, 2018.

Compensation Discussion and Analysis – Executive Compensation

Through June 28, 2019, we did not directly compensate our executive officers, including our Named Executive Officers, for services rendered to us, and only our directors who were not employed by us or our affiliates, or by our Former External Advisor or its affiliates, received compensation for their services to us. However, on June 28, 2019, we completed the Self Administration Transaction, pursuant to which we (i) entered into severance agreements with our seven executive officers and (ii) began to directly compensate such executive officers under arrangements approved by the Compensation Committee and board of directors. For more information regarding these agreements and arrangements, please see “Certain Relationships and Related Transactions.”

Prior to June 28, 2019, a majority of our executive officers were also officers of our Former External Advisor and its affiliates, and were compensated by such entities for their services to us. We paid these entities fees and reimbursed expenses pursuant to an advisory agreement. However, as a result of our Offering closing on January 9, 2017, none of our Named Executive Officers’ time was spent on matters connected to our Offering for the year ended December 31, 2018, and accordingly, there were no such fees or reimbursements to our Former External Advisor during the 2018 fiscal year. In addition, we reimbursed SAM $245, which is the amount of premiums paid on a life insurance policy SAM purchased for the benefit of H. Michael Schwartz’s beneficiaries. See “— Director Compensation for the Year Ended December 31, 2018 — Director Life Insurance Policies,” below.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis – Executive Compensation set forth above be included in this proxy statement.

Timothy S. Morris (Chairman)

David J. Mueller

Harold “Skip” Perry

March 18, 2019

The preceding Compensation Committee Report to stockholders is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Compensation for the Year Ended December 31, 2018

Summary

The following table provides a summary of the compensation earned by or paid to our directors for the year ended December 31, 2018:

Name	Fees Earned or Paid in Cash		Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation	All Other Compensation(2)	Total
H. Michael Schwartz	$—		$—	$—	$—	$—	$245	$245
Paula M. Mathews	$—		$—	$—	$—	$—	$160	$160
Timothy S. Morris	$158,500	(3)	$37,275	$—	$—	$—	$982	$196,757
David J. Mueller	$164,000	(4)	$37,275	$—	$—	$—	$638	$201,913
Harold “Skip” Perry	$167,750	(5)	$37,275	$—	$—	$—	$393	$205,418

(1)	This column represents the full grant date fair value in accordance with FASB ASC Topic 718.
(2)	Represents payment of life insurance premiums, as discussed below.
(3)	Amount includes total fees earned or paid during the year ended December 31, 2018, of which $7,500 was paid during 2019.
(4)	Amount includes total fees earned or paid during the year ended December 31, 2018, of which $3,500 was earned during the year ended December 31, 2017, and $8,000 was paid during 2019.
(5)	Amount includes total fees earned or paid during the year ended December 31, 2018, of which $3,000 was earned during the year ended December 31, 2017, and $9,000 was paid during 2019.

As noted above, the Compensation Committee assists our board of directors in fulfilling its responsibilities with respect to employee, officer, and director compensation. Prior to the Self Administration Transaction, because we did not have any employees and our executive officers did not receive any compensation directly from us, these responsibilities were limited to setting director compensation and administering the Plan. Our non-director officers have no role in determining or recommending director compensation. Directors who are also officers of the Company do not receive any special or additional remuneration for services on our board of directors or any of its committees, other than with respect to premiums paid on life insurance policies. See “— Director Life Insurance Policies,” below. Each non-employee independent director received compensation for services on our board of directors and its committees as provided below.

Cash Compensation to Directors

For the year ended December 31, 2018, each of our independent directors was entitled to a retainer of $45,000 per year plus $1,500 for each board or board committee meeting the director attended in person or by telephone ($1,750 for attendance of any committee of the board at each committee meeting in which they are a chairperson). In the event there were multiple meetings of the board and one or more committees in a single day, the fees were limited to $3,000 per day ($3,500 for the chairperson of the Audit Committee if there was a meeting of such committee). In addition, during fiscal year 2018, members of the Nominating and Corporate Governance Committee formed two special committees for the purpose of evaluating strategic transactions. The Nominating and Corporate Governance Committee established the compensation for such committees, with each member thereof receiving retainers equal to an aggregate of $70,000, plus $1,500 for each meeting of the Special Committee ($2,000 for the chairperson).

For the year ended December 31, 2018, the directors earned an aggregate of $483,750.

All directors received reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.

Employee and Director Long-Term Incentive Plan Awards to Independent Directors

Pursuant to the Plan, we issued 2,500 shares of restricted stock to each independent director, which vest ratably over a period of four years from the date such initial award was awarded to the independent directors (the “Initial Restricted Stock Awards”). We also issued additional awards of 2,500 shares of restricted stock to each independent director upon each of their re-elections to our board of directors, which vest ratably over a period of four years from the date of re-election (the “Annual Restricted Stock Awards”). As of December 31, 2018, Mr. Mueller has received a total of 11,000 shares of restricted stock, of which 4,063 shares have vested. As of December 31, 2018, Mr. Morris and Mr. Perry have each received a total of 9,750 shares of restricted stock of which 2,500 shares have vested. Both the Initial Restricted Stock Awards and the Annual Restricted Stock Awards are subject to a number of other conditions set forth in such awards.

The Plan was approved and adopted prior to the commencement of our public offering (the “Offering”) in order to (1) provide incentives to individuals who are granted awards because of their ability to improve our operations and increase profits; (2) encourage selected persons to accept or continue employment with us or with our Former External Advisor or its affiliates that we deem important to our long-term success; and (3) increase the interest of our independent directors in our success through their participation in the growth in value of our stock. Pursuant to the Plan, we may issue options, stock appreciation rights, distribution equivalent rights and other equity-based awards, including, but not limited to, restricted stock.

The total number of shares of our Class A common stock authorized and reserved for issuance under the plan is equal to 10% of our outstanding shares of Class A and Class T common stock at any time, net of any shares already issued under the plan, but not to exceed 10,000,000 shares in the aggregate. As of December 31, 2018, there were approximately 5.8 million shares available for issuance under the Plan. The term of the Plan is 10 years. Upon our earlier dissolution or liquidation, reorganization, merger or consolidation with one or more corporations as a result of which we are not the surviving corporation, or sale of all or substantially all of our properties, the Plan will terminate, and provisions will be made for the assumption by the successor corporation of the awards granted under the Plan or the replacement of such awards with similar awards with respect to the stock of the successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices.

Alternatively, rather than providing for the assumption of such awards, the board of directors may either (1) shorten the period during which awards are exercisable, or (2) cancel an award upon payment to the participant of an amount in cash that the Compensation Committee determines is equivalent to the fair market value of the consideration that the participant would have received if the participant exercised the award immediately prior to the effective time of the transaction.

In the event our board of directors or Compensation Committee determines that any distribution, recapitalization, stock split, reorganization, merger, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of our assets, or other similar corporate transaction or event, affects our stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an award, then the board of directors or Compensation Committee shall, in such manner as it may deem equitable, adjust the number and kind of shares or the exercise price with respect to any award.

Director Life Insurance Policies

SAM purchased life insurance policies covering each of the members of our board of directors for the benefit of such director’s beneficiaries. For the year ended December 31, 2018, we reimbursed SAM for the total premiums paid on such life insurance policies, which was $2,418. Of this amount, $245 was attributed to the policy covering H. Michael Schwartz, $160 was attributed to the policy covering Paula M. Mathews, $982 was attributed to the policy covering Timothy S. Morris, $638 was attributed to the policy covering David J. Mueller, and $393 was attributed to the policy covering Harold “Skip” Perry.

Executive Officers and Directors

Included below is certain information regarding our current executive officers and directors. All of our directors, including our three independent directors, have been nominated for re-election at the 2019 annual meeting of stockholders. All of our executive officers serve at the pleasure of our board of directors.

Name	Age	Position(s)
H. Michael Schwartz	52	Executive Chairman
Michael S. McClure	56	Chief Executive Officer
Wayne Johnson	61	President and Chief Investment Officer
James Barry	30	Chief Financial Officer and Treasurer
Michael O. Terjung	42	Chief Accounting Officer
Nicholas M. Look	36	General Counsel and Secretary
Gerald Valle	50	Senior Vice President – Self Storage Operations
Paula Mathews	68	Director
David J. Mueller	66	Independent Director
Timothy S. Morris	59	Independent Director
Harold “Skip” Perry	72	Independent Director

H. Michael Schwartz. Mr. Schwartz is our Executive Chairman. Mr. Schwartz has been an officer and director since our initial formation in January 2013, and served as our Chief Executive Officer from January 2013 to June 2019. Mr. Schwartz was appointed Chief Executive Officer of our Former External Advisor in January 2013. Mr. Schwartz served as our President and the President of our Former External Advisor from January 2013 through January 2017. Mr. Schwartz is also the Chief Executive Officer of SAM. He served as President of SAM from August 2007 through January 2017. He also serves as Chief Executive Officer and Chairman of each of SST IV, SSGT II, and Strategic Student &

Senior Housing Trust, Inc. (“SSSHT”), a public non-traded student and senior housing REIT sponsored by SAM. He served as Chief Executive Officer and Chairman of Strategic Storage Growth Trust, Inc. (“SSGT”), a public non-traded self storage REIT sponsored by SAM, until the merger of SSGT with us on January 24, 2019. Mr. Schwartz also served as Chief Executive Officer, President, and Chairman of SmartStop Self Storage, Inc. (“SmartStop Self Storage”), our former sponsor, from August 2007 until the merger of SmartStop Self Storage with Extra Space Storage, Inc. (“Extra Space”) on October 1, 2015. Since February 2008, Mr. Schwartz has also served as Chief Executive Officer and President of Strategic Storage Holdings, LLC (“SSH”). He was appointed President of Strategic Capital Holdings, LLC in July 2004. Previously, he held the positions of Vice Chairman or Co-President of U.S. Advisor from July 2004 until April 2007. He has more than 26 years of real estate, securities and corporate financial management experience. His real estate experience includes international investment opportunities, including self storage acquisitions in Canada. From 2002 to 2004, Mr. Schwartz was the Managing Director of Private Structured Offerings for Triple Net Properties, LLC (now an indirect subsidiary of Grubb & Ellis Company). In addition, he served on the board of their affiliated broker-dealer, NNN Capital Corp. (subsequently known as Grubb & Ellis Securities, Inc.). From 2000 to 2001, Mr. Schwartz was Chief Financial Officer for Futurist Entertainment, a diversified entertainment company. From 1995 to 2000, he was President and Chief Financial Officer of Spider Securities, Inc. (now Merriman Curhan Ford & Co.), a registered broker-dealer that developed one of the first online distribution outlets for fixed and variable annuity products. From 1990 to 1995, Mr. Schwartz served as the Vice President and Chief Financial Officer of Western Capital Financial (an affiliate of Spider Securities), and from 1994 to 1998 Mr. Schwartz was also President of Palladian Advisors, Inc. (an affiliate of Spider Securities). Mr. Schwartz holds a B.S. in Business Administration with an emphasis in Finance from the University of Southern California.

Michael S. McClure. Mr. McClure is our Chief Executive Officer. He was appointed President in January 2017 and served in that capacity until his appointment to Chief Executive Officer in June 2019. From our initial formation in January 2013 until January 2017, Mr. McClure served as our Chief Financial Officer, Treasurer and Executive Vice President. Mr. McClure is also the President of our Former External Advisor. Mr. McClure also serves as the President of SST IV and SSGT II, and served as President of SSGT until its merger with us on January 24, 2019. From January 2017 to June 2019, Mr. McClure served as President of SSSHT. From January 2013 until January 2017, Mr. McClure served as the Chief Financial Officer of SAM, and from January 2017 until June 2019, he served as the President of SAM. From January 2008 through October 1, 2015, Mr. McClure served as Chief Financial Officer and Treasurer of SmartStop Self Storage and served as an Executive Vice President of such entity from June 2011 until the merger of SmartStop Self Storage with Extra Space on October 1, 2015. Mr. McClure is currently President of SSH and was Chief Financial Officer and Treasurer from January 2008 until January 2017. From 2004 to June 2007, Mr. McClure held various positions, including Vice President of Finance, at the North Inland Empire Division of Pulte Homes, Inc. At Pulte Homes, he was responsible for all finance, accounting, human resources and office administration functions. From 2002 to 2004, Mr. McClure was a Director in the Audit Business Advisory Services practice for PricewaterhouseCoopers LLP. From 1985 to 2002, Mr. McClure was with Arthur Andersen LLP, holding various positions including Partner. In his 20 years of experience in the public accounting field, Mr. McClure had extensive experience in the real estate industry working with REITs, homebuilders and land development companies and worked on numerous registration statements and public offerings. He is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. Mr. McClure holds a B.S.B.A. degree from California State University, Fullerton.

Wayne Johnson. Mr. Johnson is our President and Chief Investment Officer. He has served as our Chief Investment Officer since June 2015 and as our President since June 2019. Prior to that, he served as our Senior Vice President—Acquisitions, focusing on self storage acquisitions, which position he held since our initial formation in January of 2013. Mr. Johnson also served as the Chief Investment

Officer for our Former External Advisor and SAM until June 2019. Mr. Johnson served as Senior Vice President—Acquisitions for SmartStop Self Storage from August 2007 until January 2015 when he was elected Chief Investment Officer until the merger of SmartStop Self Storage with Extra Space on October 1, 2015. Mr. Johnson also served in various roles at SSGT, including most recently as its Chief Investment Officer until the merger with us on January 24, 2019. In addition, Mr. Johnson serves as the Chief Investment Officer of SST IV and SSGT II. Prior to joining Strategic Capital Holdings, LLC, Mr. Johnson was involved in all aspects of commercial development and leasing, including office, office warehouse, retail and self storage facilities. During such time, Mr. Johnson developed, managed and operated 14 self storage facilities in excess of one million square feet. Mr. Johnson served on the board and is the past President of the Texas Self Storage Association (TSSA), which is the trade organization for self storage development, ownership and management with approximately 3,800 members consisting of storage owners, developers, operators and vendors throughout Texas. Mr. Johnson entered the commercial real estate business in 1979 after graduating from Southern Methodist University with a B.B.A. in Finance and Real Estate.

James Barry. Mr. Barry is our Chief Financial Officer and Treasurer, positions he has held since June 2019. Mr. Barry served as our Senior Vice President – Finance from August 2018 to June 2019. Mr. Barry is responsible for managing our budgeting, analytics, and various financial analyses. Prior to being our Senior Vice President – Finance, Mr. Barry served in various positions for SAM, including Senior Vice President – Finance from August 2018 to July 2019. From 2012 to 2015, Mr. Barry held the title of Financial Analyst, and was highly involved in the negotiations, calculations, and communications for the merger of SmartStop Self Storage with Extra Space on October 1, 2015. From 2009 to 2012, Mr. Barry served as a Corporate Accountant and Budget Analyst at Thompson National Properties, LLC, a sponsor of commercial real estate offerings. From 2007 to 2009, Mr. Barry worked in various accounting functions at Grubb & Ellis Co. Mr. Barry holds a B.S. in Business Administration with an emphasis in Finance from California State University, Fullerton, and a Masters of Business Administration with an emphasis in Finance from Chapman University, where he graduated with honors.

Michael O. Terjung. Mr. Terjung is our Chief Accounting Officer, a position he has held since June 2019. Mr. Terjung is responsible for overseeing our accounting and financial reporting. Mr. Terjung also serves as the Chief Financial Officer and Treasurer for SSSHT, and its related advisor and property management entities. Mr. Terjung was also the Chief Financial Officer and Treasurer of SSGT until that company merged with and into a wholly-owned subsidiary of SST II in January 2019. Mr. Terjung was Chief Financial Officer and Treasurer of SSGT II from July 2018 until June 2019. Mr. Terjung has served as the Chief Financial Officer and Treasurer of SAM since January 2017. Previously, from October 2015 to January 2017, Mr. Terjung served as a Controller for SAM. He also served as the Controller of SmartStop Self Storage from September 2014 until its merger with Extra Space on October 1, 2015 and served as a Controller of SSH assigned to SmartStop Self Storage from September 2009 to September 2014. From July 2004 to September 2009, Mr. Terjung held various positions with NYSE listed Fleetwood Enterprises, Inc., including Corporate Controller responsible for financial reporting and corporate accounting. Mr. Terjung gained public accounting and auditing experience while employed with PricewaterhouseCoopers LLP and Arthur Andersen LLP from September 2000 to July 2004, where he worked on the audits of a variety of both public and private entities, registration statements and public offerings. Mr. Terjung is a Certified Public Accountant, licensed in California, and graduated cum laude with a B.S.B.A. degree from California State University, Fullerton.

Nicholas M. Look. Mr. Look is our General Counsel and Secretary, positions he has held since June 2019. Mr. Look was previously Senior Corporate Counsel of SAM, a position he held from June 2017 until June 2019. In addition, Mr. Look serves as the Secretary of SSGT II and SST IV, positions he has held since June 2019. From September 2017 to June 2019, Mr. Look served as Assistant Secretary of

SSSHT. Prior to that, Mr. Look worked with the law firms of K&L Gates LLP, from April 2014 to June 2017, and Latham & Watkins LLP, from October 2010 to April 2014, where he served as corporate counsel to a variety of public and private companies, and where his practice focused on securities matters, capital markets transactions, mergers and acquisitions and general corporate governance and compliance. Mr. Look holds a B.S. in Computer Science from the University of California, Irvine and a J.D. from the Pepperdine University School of Law. He is a member of the State Bar of California.

Gerald Valle. Mr. Valle has served our Senior Vice President – Self Storage Operations since June 2019. Mr. Valle oversees the day-to-day operations of all SmartStop Self Storage branded facilities throughout the United States. Mr. Valle also served as Senior Vice President – Operations at SAM from June 2018 to July 2019, and served as Vice President of Operations at SAM from joining SAM in 2017 to June 2018. Prior to joining SAM in 2017, Mr. Valle served as VP of Operations with The William Warren Group from 2012 to 2017. From 2003 to 2012, Mr. Valle held various positions with Extra Space, including nine years as Divisional VP of Operations and VP of Sales Center, where he was instrumental in the creation of that company’s 100-agent sales center. Mr. Valle also worked for 15 years at Public Storage where he held multiple roles ranging from District Manager to Regional VP of Operations.

Paula Mathews. Ms. Mathews has been a member of our board of directors since January 2016. Previously, Ms. Mathews served as our Secretary and an Executive Vice President from our formation until June 2018. Ms. Mathews also served as Executive Vice President of our Former External Advisor from January 2013 until June 2018. She currently serves as an Executive Vice President of SSSHT. In addition, she served as an Executive Vice President and Secretary of SSGT and SST IV, and Secretary of SSSHT, until June 2018. Ms. Mathews is an Executive Vice President of SAM. Ms. Mathews served as an Executive Vice President and Assistant Secretary for SmartStop Self Storage, positions she held from August 2007 and June 2011, respectively, until the merger of SmartStop Self Storage with Extra Space on October 1, 2015. Since January 2008, Ms. Mathews has also served as Secretary for SSH. Since 2005, she has also served as Vice President—Commercial Operations for Strategic Capital Holdings, LLC. Prior to joining Strategic Capital Holdings, LLC, Ms. Mathews was a private consultant from 2003 to 2005 providing due diligence services on the acquisition and disposition of assets for real estate firms. Prior to that, Ms. Mathews held senior level executive positions with several pension investment advisors, including the following: a real estate company specializing in 1031 transactions from 2002 to 2003 where she was the Director of Operations; KBS Realty Advisors from 1995 to 2001 where she was responsible for the management of $600 million in “value added” commercial assets in seven states; TCW Realty Advisors (now CBRE Investors) from 1985 to 1992 as a Senior Vice President where her focus was retail assets within closed end equity funds; and PMRealty Advisors from 1983 to 1985 in a portfolio management role. She began her real estate career in 1977 with The Irvine Company, the largest land holder in Orange County, California, where she held several positions within the Commercial/Industrial Division structuring industrial build-to-suits, ground leases and land sales. Ms. Mathews holds a B.S. degree from the University of North Carolina, Chapel Hill.

Timothy S. Morris. Mr. Morris is one of our independent directors and is a member and Chairman of the Compensation Committee and a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. Morris previously served as an independent director of SmartStop Self Storage from February 2008 until the merger of SmartStop Self Storage with Extra Space on October 1, 2015. Mr. Morris has more than 30 years of financial and management experience with several international organizations. In March 2019, Mr. Morris became the Director of Finance and Operations of the English-Speaking Union, a charity which helps underprivileged children with speaking and listening skills. In March 2014, Mr. Morris assumed a part-time executive position as finance director of Tomorrow’s Company, a London-based global think tank focusing on business leadership. In May 2008, Mr. Morris founded AMDG Worldwide Ltd., a consultancy business for the philanthropic sector. From June 2007 to April 2008, Mr. Morris was the Chief Financial Officer for Geneva Global, Inc., a philanthropic advisor and broker which invests funds into developing countries. Prior to joining Geneva Global, Inc., from 2002 to June 2007, Mr. Morris was the director of corporate services for Care International UK Ltd. where he was responsible for the finance, internal audit, risk management, human resources, legal insurance and information technology functions during the financial turnaround period of that organization. From 2000 to 2002, Mr. Morris was the Controller for Royal Society Mencap, a learning disability charity. From 1996 to 1999, Mr. Morris was the head of global management reporting for Adidas Group AG in Germany and was later the International Controller for Taylor Made Golf Company, Inc., a subsidiary of Adidas Group AG. Prior to 1996, Mr. Morris held various management and senior finance roles within organizations such as the International Leisure Group, Halliburton/KBR and the Bank for International Settlements in Basel, Switzerland. Mr. Morris has his Bachelor of Science in Economics from Bristol University in the United Kingdom, his MBA from the Cranfield School of Management in the United Kingdom, and he is a Chartered Management Accountant (ACMA).

David J. Mueller. Mr. Mueller is one of our independent directors and is a member and Chairman of the Audit Committee and a member of the Compensation Committee and Nominating and Corporate Governance Committee. Mr. Mueller has more than 25 years of financial management experience with several firms in the financial services industry. In June 2009, Mr. Mueller founded his own CPA firm, specializing in consulting, audit, and tax services for small businesses and non-profits, where he continues to serve as Managing Partner. From June 2001 to May 2009, he worked for Manulife Financial Corporation, serving in several capacities including Controller of Annuities and Chief Financial Officer of Distribution for Manulife Wood Logan, where he was heavily involved in the company’s due diligence and subsequent integration with John Hancock Financial Services. Prior to his time with Manulife Financial Corporation, Mr. Mueller served as Chief Financial Officer of Allmerica Financial Services, the insurance and investment arm of Allmerica Financial Corporation. He began his career in the Boston office of Coopers and Lybrand, specializing in financial services, real estate, and non-profits. Mr. Mueller is a CPA and graduated from the University of Wisconsin with a degree in Finance.

Harold “Skip” Perry. Mr. Perry is one of our independent directors and is a member and Chairman of the Nominating and Corporate Governance Committee and a member of the Audit Committee and Compensation Committee. Mr. Perry previously served as one of our independent directors from October 2013 until June 2014 and served as an independent director of SmartStop Self Storage from February 2008 until the merger of SmartStop Self Storage with Extra Space on October 1, 2015. Mr. Perry has over 40 years of financial accounting, management and consulting experience for domestic and international organizations in the real estate industry. He is currently the Executive Managing Director of Real Globe Advisors, LLC, a commercial real estate advisory firm which he founded. Mr. Perry also held the same position with Real Globe Advisors, LLC from July 2007 to June 2009. From June 2009 to March 2011, he was the Managing Director of Alvarez & Marsal Real Estate Advisory Services. From 1995 to June 2007, Mr. Perry was a national partner in Ernst & Young LLP’s Transactional Real Estate Advisory Services Group and held a number of leadership positions within Ernst & Young. While at Ernst & Young, he handled complex acquisition and disposition due diligence matters for private equity funds and corporate clients, complex real estate portfolio optimization studies, and monetization strategies within the capital markets arena, including valuation of self storage facilities. Prior to 1995, Mr. Perry headed the Real Estate Consulting Practice of the Chicago office of Kenneth Leventhal & Co. Prior to his time with Kenneth Leventhal & Co., Mr. Perry was a senior principal with Pannell Kerr Forester, a national accounting and consulting firm specializing in the hospitality industry. He is a CPA and holds an MAI designation with the Appraisal Institute and a CRE designation with the Counselors of Real Estate. He graduated with a Bachelor of Arts in Russian and Economics from the University of Illinois, and has a Masters of Business Administration with a concentration in finance from Loyola University in Illinois.

STOCK OWNERSHIP

Beneficial Ownership of the Company’s Stock

The following table sets forth, as of June 30, 2019, the amount of our common stock and units of limited partnership in our Operating Partnership beneficially owned by: (1) any person who is known by us to be the beneficial owner of more than 5% of any class of the outstanding shares of our common stock; (2) each of our directors; (3) each of our executive officers; and (4) our directors and executive officers as a group. There were a total of approximately 58.3 million shares of common stock issued and outstanding as of June 30, 2019.

Name and Address(1) of Beneficial Owner(2)	Number of Shares of Common Stock Beneficially Owned		Percentage of All Shares of Common Stock
H. Michael Schwartz, Executive Chairman	483,224	(3)	*
Michael S. McClure, Chief Executive Officer	—		—
Wayne Johnson, President and Chief Investment Officer	—		—
James Barry, Chief Financial Officer and Treasurer	—		—
Michael O. Terjung, Chief Accounting Officer	—		—
Nicholas M. Look, General Counsel and Secretary	—		—
Gerald Valle, Senior Vice President – Self Storage Operations	—		—
Matt F. Lopez, Former Chief Financial Officer and Former Treasurer	—		—
Paula Mathews, Director	8,686		*
David J. Mueller, Independent Director	6,813		*
Timothy S. Morris, Independent Director	4,944		*
Harold “Skip” Perry, Independent Director	4,944		*

All directors and executive officers as a group	508,611		*

*	Represents less than 1% of our outstanding common stock as of June 30, 2019.
**	Represents less than 1% of our outstanding common stock and operating partnership units as of June 30, 2019.
(1)	The address of each of the beneficial owners is 10 Terrace Road, Ladera Ranch, California 92694.
(2)

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days following June 30, 2019. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)

Consists of 100 Class A Shares owned by Strategic Storage Advisor II, LLC, and 483,124 Class A Shares owned by Strategic 1031, LLC, which are indirectly owned and controlled by Mr. Schwartz. Excludes 8,464,434 Class A-1 limited partnership units and 3,283,302 Class A-2 limited partnership units of our Limited Partnership owned by SmartStop OP Holdings, LLC. In certain cases, such units may be converted at the election of the holder into either cash or Class A common stock (such consideration to be determined by the Company). However, the units held by SmartStop OP Holdings, LLC are subject to a lock-up agreement until June 28, 2021. SmartStop OP Holdings, LLC is indirectly owned and controlled by Mr. Schwartz.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and officers and any person beneficially owning more than 10% of our shares to file reports of their ownership and changes in ownership of our shares and to furnish us with copies of all such reports that they file with the SEC. Based solely upon a review of the copies of such reports furnished to us during and with respect to the fiscal year ended December 31, 2018, or written representations that no additional reports were required, to the best of our knowledge, we believe that our directors and officers were in compliance with the reporting requirements of Section 16(a) during 2018 and know of no stockholder who beneficially owned more than 10% of our stock except that, due to administrative oversight, one late Form 4 report was filed on behalf of Mr. Schwartz with respect to one transaction involving an affiliate of the Company’s prior sponsor, which is indirectly owned and controlled by Mr. Schwartz.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

Certain of our executive officers and two of our directors hold ownership interests in and/or are officers of SAM, our Former External Advisor, our Property Manager, our Dealer Manager, and other affiliated entities. As a result, these individuals owe fiduciary duties to these and other entities and their owners, which fiduciary duties may conflict with the duties that they owe to our stockholders and us. Their loyalties to these and other entities could result in actions or inactions that are detrimental to our business, which could harm the implementation of our investment objectives. Conflicts with our business and interests are most likely to arise from involvement in activities related to: (1) allocation of new investments and management time and services between us and the other entities; (2) our purchase of properties from, or sale of properties to, affiliated entities; (3) the timing and terms of the investment in or sale of an asset; (4) development of our properties by affiliates; (5) investments with affiliates of our Former External Advisor; (6) compensation to our Former External Advisor; and (7) our relationship with our Dealer Manager and Property Manager.

In the past, we have been a party to and are currently a party to agreements giving rise to material transactions between us and our affiliates, including our Advisory Agreement, our Property Management Agreements, our Dealer Manager Agreement, our Transfer Agent Agreement, the TI Services Agreement, and an Administrative Services Agreement. Our independent directors reviewed and approved the material transactions between us and our affiliates arising out of these agreements. Set forth below is a description of the relevant transactions with our affiliates, which we believed were executed on terms that were fair to the Company.

Advisory Agreement

From our inception through June 28, 2019, prior to completion of the Self Administration Transaction, Strategic Storage Advisor II, LLC provided our day-to-day management. Our Former External Advisor and its affiliates performed services for us in connection with the offer and sale of our shares and the selection, acquisition, and management of our properties pursuant to our Advisory Agreement. Pursuant to the Advisory Agreement, our Former External Advisor was required to devote sufficient resources to our administration to discharge its obligations.

Many of the services performed by our Former External Advisor in managing our day-to-day activities are summarized below. Under the terms of the Advisory Agreement, our Former External Advisor undertook to use its commercially reasonable best efforts to present to us investment opportunities consistent with our investment policies and objectives as adopted by our board of directors. In its performance of this undertaking, our Former External Advisor, either directly or indirectly by engaging an affiliate, performed the following, among other duties and subject to the authority of our board of directors:

•	finding, evaluating, presenting, and recommending to us investment opportunities consistent with our investment policies and objectives;

•	serving as our investment and financial advisor and providing research and economic and statistical data in connection with our assets and our investment policies;

•	acquiring properties and making investments on our behalf in compliance with our investment objectives and policies;

•	structuring and negotiating the terms and conditions of our real estate acquisitions, sales or joint ventures;

•	reviewing and analyzing each property’s operating and capital budget;

•	arranging, structuring, and negotiating financing and refinancing of properties;

•	performing all operational functions for the maintenance and administration of our assets, including the servicing of mortgages;

•	consulting with our officers and board of directors and assisting the board of directors in formulating and implementing our financial policies;

•

preparing and reviewing on our behalf, with the participation of one designated principal executive officer and principal financial officer, all reports and returns required by the SEC, IRS, and other state or federal governmental agencies;

•	providing the daily management and performing and supervising the various administrative functions reasonably necessary for our management and operations; and

•

investigating, selecting, and, on our behalf, engaging and conducting business with such third parties as our Former External Advisor deemed necessary to the proper performance of its obligations under the Advisory Agreement.

Our Advisory Agreement also required our Former External Advisor to reimburse us to the extent that organization and offering expenses, including sales commissions, dealer manager fees, and stockholder servicing fees, were in excess of 15% of gross proceeds from the Offering. Our Former External Advisor received acquisition fees equal to 1.75% of the contract purchase price of each property we acquire plus reimbursement of any acquisition expenses the Former External Advisor incurred. Our Former External Advisor also received a monthly asset management fee equal to one-twelfth of 0.625% of our average invested assets, as defined in our Advisory Agreement.

Under our Advisory Agreement, our Former External Advisor received disposition fees in an amount equal to the lesser of: (a) 1% of the contract sale price for each property or (b) 50% of the competitive real estate commission for each property we sell as long as our Former External Advisor provided substantial assistance in connection with the sale. Any disposition fee may be paid in addition to real estate commissions paid to non-affiliates, provided that the total real estate commissions (including the disposition fee) paid to all persons for each property does not exceed an amount equal to the lesser of: (i) 6% of the aggregate contract sales price of each property or (ii) the competitive real estate commission for each property. The disposition fee is paid at the time the property is sold. There were no such disposition fees for the year ended December 31, 2018.

Our Former External Advisor was also entitled to various subordinated distributions under our operating partnership agreement if we (1) listed our shares of common stock on a national exchange, (2) terminated our Advisory Agreement, (3) liquidated our portfolio, or (4) entered into an Extraordinary Transaction, as defined in the operating partnership agreement. There were no such distributions for the year ended December 31, 2018. On June 28, 2019, in connection with the Self Administration Transaction, we entered into a Third Amended and Restated Operating Partnership Agreement which, among other things, removed the subordinated distributions to which our Former External Advisor would have previously been entitled.

Our Advisory Agreement provided for reimbursement of our Former External Advisor’s direct and indirect costs of providing administrative and management services to us. Beginning four fiscal quarters after the acquisition of our first real estate asset, our Former External Advisor was required pay or reimburse us the amount by which our aggregate annual operating expenses, as defined, exceed the greater of 2% of our average invested assets or 25% of our net income, as defined, unless a majority of our independent directors determine that such excess expenses were justified based on unusual and non-recurring factors. For any fiscal quarter for which total operating expenses for the 12 months then ended exceeds the limitation, we disclosed this fact in our next quarterly report or within 60 days of the end of that quarter and sent a written disclosure of this fact to our stockholders. In each case the disclosure included an explanation of the factors that the independent directors considered in arriving at the conclusion that the excess expenses were justified. For the year ended December 31, 2018, our Former External Advisor paid approximately $2.2 million in operating expenses on our behalf. For the year ended December 31, 2018, we reimbursed approximately $2.3 million in operating expenses to our Former External Advisor, some of which included reimbursements for operating expenses incurred during the year ended December 31, 2017.

In connection with the Self Administration Transaction, more fully described below in the section titled “Acquisition of Self Storage Operational Assets of SmartStop Asset Management and Other Transactions” on pages 33–36 of this proxy statement, as of June 28, 2019, we are no longer externally advised pursuant to our Advisory Agreement.

Property Management Agreements

Prior to the Self Administration Transaction, SAM was the sole voting member of each of the T2 Property Manager and the GT Property Manager, and each of the respective property management agreements between us and either the T2 Property Manager or the GT Property Manager were on substantially similar terms. Accordingly, any discussion contained herein with respect to our Property Manager shall be deemed to include both the T2 Property Manager and the GT Property Manager.

Each of our self storage properties located in the United States was subject to separate property management agreements with our Property Manager.

Pursuant to our various property management agreements, our Property Manager received: (i) a monthly management fee for each property equal to the greater of $3,000 or 6% of the gross revenues from the properties plus reimbursement of the Property Manager’s costs of managing the properties and (ii) a construction management fee equal to 5% of the cost of construction or capital improvement work in excess of $10,000. In addition, we had agreed with our Property Manager to share equally in the net revenue attributable to the sale of tenant insurance at our properties. See the section below titled, “— Tenant Insurance Joint Venture” for more information. The property management agreements had a three year term and automatically renewed for successive three year periods thereafter, unless we or the Property Manager provided prior written notice at least 90 days prior to the expiration of the term. After the end of the initial three year term, either party could terminate a property management agreement generally upon 60 days prior written notice. With respect to each new property we acquired for which we entered into a property management agreement with our Property Manager, such property management agreement had substantially the same terms as described above. In addition, we also paid our Property Manager a one-time start-up fee in the amount of $3,750.

Our self storage properties located in Canada were subject to separate property management agreements with our Property Manager. Under each agreement, our Property Manager received a fee for its services in managing our properties, generally equal to the greater of $3,000 or 6% of the gross revenues from the properties plus reimbursement of the Property Manager’s costs of managing the properties. Reimbursable costs and expenses included wages and salaries and other expenses of employees engaged in operating, managing, and maintaining our properties. Our Property Manager also received a one-time fee for each property acquired by us that was managed by our Property Manager in the amount of $3,750. In the event that our Property Manager assisted with the development or redevelopment of a property, we paid a separate market-based fee for such services. In addition, our Property Manager was entitled to a construction management fee equal to 5% of the cost of construction or capital improvement work in excess of $10,000. In addition, we had agreed with our Property Manager to share net tenant protection plan revenues equally between us and our Property Manager. See the section below titled, “— Tenant Insurance Joint Venture” for more information.

Dealer Manager Agreement

SAM indirectly owns a 15% beneficial non-voting equity interest in Select Capital Corporation, our Dealer Manager. Our Dealer Manager served as our Dealer Manager pursuant to our Dealer Manager Agreement. The Dealer Manager Agreement terminated upon the termination of our Offering. However, pursuant to our Dealer Manager Agreement, our Dealer Manager continues to receive an ongoing stockholder servicing fee that is payable monthly and accrues daily in an amount equal to 1/365th of 1% of the purchase price per share of Class T shares sold in the primary offering portion of the Offering (the “Primary Offering”).

Our Dealer Manager entered into participating dealer agreements with certain other broker-dealers authorizing them to sell our shares. Our Dealer Manager generally re-allows 100% of the stockholder servicing fee to participating broker-dealers, provided, however, that our Dealer Manager does not re-allow the stockholder servicing fee to any registered representative of a participating broker-dealer if such registered representative ceases to serve as the representative for an investor in our Offering.

In accordance with FINRA rules, in no event will our total underwriting compensation, including, but not limited to, sales commissions, stockholder servicing fees, the dealer manager fee and expense reimbursements to our Dealer Manager and participating broker-dealers, exceed 10% of our gross offering proceeds, in the aggregate. We paid additional amounts of gross offering proceeds for bona fide accountable due diligence expenses; however, to the extent the due diligence expenses could not be justified, any excess over actual due diligence expenses are considered underwriting compensation subject to the above 10% limitation and, when aggregated with all other non-accountable expenses may not exceed 3% of gross offering proceeds. We could also reimburse our Former External Advisor for all expenses incurred by our Former External Advisor and its affiliates in connection with the Offering and our organization, but in no event could such amounts exceed (i) 3.5% of the gross offering proceeds raised by us in the terminated or completed Offering (excluding sales commissions and dealer manager fees), or (ii) 15% of the gross offering proceeds raised by us in the terminated or completed Offering

(including sales commissions and dealer manager fees). If the organization and offering expenses exceeded such limits, within 60 days after the end of the month in which the offering terminated, our Former External Advisor was required to reimburse us for any excess amounts. FINRA and many states also limited our total organization and offering expenses to 15% of gross offering proceeds. However, subsequent to the termination of our Primary Offering on January 9, 2017, we determined that organization and offering costs did not exceed 3.5% of the gross proceeds from the Primary Offering, and thus there was no reimbursement.

Transfer Agent Agreement

SAM is the manager and sole member of Strategic Transfer Agent Services, LLC, (our “Transfer Agent”). Pursuant to our Transfer Agent Agreement, which was approved by a majority of our independent directors, our Transfer Agent provides transfer agent and registrar services to us. These services are substantially similar to what a third party transfer agent would provide in the ordinary course of performing its functions as a transfer agent, including, but not limited to: providing customer service to our stockholders, processing the distributions and any servicing fees with respect to our shares, and issuing regular reports to our stockholders. Our Transfer Agent may retain and supervise third party vendors in its efforts to administer certain services. Our Transfer Agent conducts transfer agent and registrar services for other non-traded REITs sponsored by us and by SAM.

The initial term of the Transfer Agent Agreement is three years, which term will be automatically renewed for one year successive terms, but either party may terminate the Transfer Agent Agreement upon 90 days’ prior written notice. In the event that we terminate the Transfer Agent Agreement, other than for cause, we will pay our Transfer Agent all amounts that would have otherwise accrued during the remaining term of the Transfer Agent Agreement; provided, however, that when calculating the remaining months in the term for such purposes, such term is deemed to be a 12 month period starting from the date of the most recent annual anniversary date.

We paid our Transfer Agent a one-time setup fee. In addition, the other fees to be paid to our Transfer Agent are based on a fixed quarterly fee, one-time account setup fees and monthly open account fees. In addition, we will reimburse our Transfer Agent for all reasonable expenses or other changes incurred by it in connection with the provision of its services to us, and we will pay our Transfer Agent fees for any additional services we may request from time to time, in accordance with its rates then in effect. Upon the request of our Transfer Agent, we may also advance payment for substantial reasonable out-of-pocket expenditures to be incurred by it.

Tenant Insurance Joint Venture

Customers may purchase a tenant insurance plan that is offered to customers at our properties. Following the Self Administration Transaction, we receive all net economics generated from any such tenant insurance plans sold at our properties.

Prior to the Self Administration Transaction, in connection with the property management agreement amendments effective as of October 1, 2017, we agreed with the T2 Property Manager or an affiliate to share equally in the net revenue attributable to the sale of tenant insurance at our properties. To facilitate such revenue sharing, we and an affiliate of the T2 Property Manager agreed to transfer our respective rights in such tenant insurance revenue to a joint venture in March 2018, Strategic Storage TI Services II JV, LLC (the “TI Joint Venture”), a Delaware limited liability company that was owned 50% by our TRS, and 50% by the T2 Property Manager’s affiliate SmartStop TI II, LLC (“SS TI II”). Under the terms of the TI Joint Venture agreement, the TRS received 50% of the net economics generated from such tenant insurance and SS TI II received the other 50% of such net economics. The TI Joint Venture further provided, among other things, that if a member or its affiliate terminates all or substantially all of the property management agreements or defaults in its material obligations under the agreement or undergoes a change of control, as defined, (the “Triggering Member”), the other member generally shall have the right (but not the obligation) to either (i) sell its 50% interest in the TI Joint Venture to the Triggering Member at fair market value (as agreed upon or as determined under an appraisal process) or (ii) purchase the Triggering Member’s 50% interest in the TI Joint Venture at 95% of fair market value. In addition, as a result of the SSGT Merger (as described below), we acquired a corresponding interest, via our ownership of SSGT’s TRS, in the joint venture arrangement that SSGT had formed with the GT Property Manager on similar terms as described above. Accordingly, such references herein to the TI Joint Venture shall be deemed to include such arrangement with the GT Property Manager. On June 28, 2019, we acquired SS TI II and the corresponding entity for SSGT’s TI Joint Venture.

Fees Paid to our Affiliates

Pursuant to the terms of the agreements described above, the following table summarizes related party costs incurred and paid by us for the years ended December 31, 2017 and 2018, and any related amounts payable as of December 31, 2017 and 2018:

	Year Ended December 31, 2017			Year Ended December 31, 2018
	Incurred	Paid	Payable	Incurred	Paid	Payable
Expensed
Operating expenses (including organizational costs)	$1,090,366	$751,010	$345,864	$2,199,596	$2,336,075	$209,385
Transfer Agent fees	—	—	—	352,300	302,839	49,461
Asset management fees	5,346,280	5,346,280	—	5,445,528	5,445,528	—
Property management fees(1)	5,285,082	5,285,082	—	4,809,106	4,809,106	—
Acquisition expenses	212,577	212,577	—	72,179	72,179	—
Capitalized
Acquisition costs	—	—	—	48,664	48,664	—
Additional Paid-in Capital
Selling commissions	966,516	966,516	—	—	—	—
Dealer Manager fee	353,167	513,881	—	—	—	—
Stockholder servicing fee(2)	299,299	690,272	2,620,040	—	675,049	1,944,991
Offering costs	33,466	33,466	—	—	—	—

Total	$13,586,753	$13,799,084	$2,965,904	$12,927,373	$13,689,440	$2,203,837

(1)

During the years ended December 31, 2018 and 2017, property management fees included approximately none and $3.2 million of fees paid to the sub-property manager of our properties, respectively. This includes the costs incurred related to the change in property management of approximately $0.8 million during 2017.

(2)

We pay our Dealer Manager an ongoing stockholder servicing fee that is payable monthly and accrues daily in an amount equal to 1/365th of 1% of the purchase price per share of the Class T Shares sold in the Primary Offering.

SSGT Merger

On October 1, 2018, we, our Operating Partnership, and SST II Growth Acquisition, LLC, our wholly-owned subsidiary, entered into an Agreement and Plan of Merger (the “SSGT Merger Agreement”) with SSGT and SSGT’s operating partnership. On January 24, 2019, we completed the SSGT Merger for total consideration of approximately $350 million, which includes SSGT debt that was assumed or repaid. In addition, and pursuant to the special limited partner interest held by SSGT’s advisor in its operating partnership, SSGT’s advisor received, in redemption of that special limited partner interest, a subordinated distribution upon the closing of the SSGT Merger equal to approximately $4.0 million, which was paid in units of the SSGT operating partnership. Upon the closing of the SSGT Merger, such units were converted into units of partnership interest in our Operating Partnership in accordance with the SSGT Merger Agreement.

Other Consideration

On October 1, 2018, we issued approximately 483,124 shares of Class A common stock to Strategic 1031, LLC, a subsidiary of SAM, in exchange for 483,124 Class A Units of our Operating Partnership in connection with the amalgamation of our Canadian entities. Since this transaction was not considered to have involved a “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended, the shares issued were exempt from registration.

Acquisition of Self Storage Operational Assets of SmartStop Asset Management, LLC and Other Transactions

On June 28, 2019, we, along with our Operating Partnership, entered into the Self Administration Transaction with SAM and SS OP Holdings, pursuant to which, effective as of June 28, 2019, we acquired the self storage advisory, asset management, property management and tenant insurance joint venture interests of SAM, along with certain other assets of SAM. SAM was the sole voting member of the Former External Advisor and Property Manager. The Former External Advisor had been responsible for, among other things, managing our affairs on a day-to-day basis and identifying and making acquisitions and investments on our behalf. As a result of the Self Administration Transaction, we are now self-managed.

Contribution Agreement

On June 28, 2019, we along with our Operating Partnership, as Contributee, and SAM and SS OP Holdings, as Contributor, entered into a Contribution Agreement (the “Contribution Agreement”) whereby, effective June 28, 2019, our Operating Partnership acquired substantially all of SAM’s self storage operating assets, including (a) SAM’s or its subsidiaries’, 100% membership interests in (i) the Property Manager, (ii) the Former External Advisor, (iii) Strategic Storage Advisor IV, LLC and Strategic Storage Property Management IV, LLC, the advisor and property manager for SST IV, respectively, (iv) SS Growth Advisor II, LLC and SS Growth Property Management II, LLC, the advisor and property manager for SSGT II, respectively, (v) entities related to the tenant insurance joint ventures, and (vi) certain entities related to SAM’s self storage business in Canada, (b) all equipment, furnishings, fixtures and computer equipment as set forth in the Contribution Agreement, (c) certain personal property as set forth in the Contribution Agreement, (d) all intellectual property, goodwill, licenses and sublicenses granted and obtained with respect thereto (including all rights to the “SmartStop®” brand and “Strategic Storage®” related trademarks), (e) SAM’s processes, practices, procedures and workforce related to the self storage business (currently consisting of approximately 350 on-site self storage employees, regional and district managers, and other personnel and our current executive management team), and (f) certain other assets as set forth in the Contribution Agreement, in exchange for approximately $769,126 in cash, assumption of existing debt in the amount of approximately $15 million, and 8,698,956 units of Class A-1 limited partnership units of the Operating Partnership (“Class A-1 Units”) and and 3,283,302 units of Class A-2 limited partnership units of the Operating Partnership (“Class A-2 Units”). For a description of the Class A-1 and Class A-2 Units, see below under the heading “Third Amended and Restated Operating Partnership Agreement and Redemption of Limited Partner Interest Agreement”.

Third Amended and Restated Operating Partnership Agreement and Redemption of Limited Partner Interest Agreement

On June 28, 2019, we entered into a Third Amended and Restated Agreement of Limited Partnership of our Operating Partnership (the “Operating Partnership Agreement”), which amends and supersedes the Second Amended and Restated Limited Partnership Agreement (the “Former OP Agreement”), and a Redemption of Limited Partner Interest Agreement (the “Limited Partner Interest Redemption Agreement”) with the Former External Advisor and the Operating Partnership, pursuant to which the Operating Partnership redeemed all of the limited partnership interests held by the Former External Advisor in the Operating Partnership. As a result of the entry into the above-described Limited Partner Interest Redemption Agreement and the Operating Partnership Agreement, (1) references to the special limited partner interest previously held by the Former External Advisor in the Operating Partnership have been removed from the Operating Partnership Agreement, in connection with the redemption of such interests pursuant to the Limited Partner Interest Redemption Agreement, and (2) provisions related to the subordinated incentive distributions payable to the special limited partner pursuant to the special limited partnership interest have been removed from Operating Partnership Agreement. Accordingly, we and our Operating Partnership will no longer have any obligation to make the Subordinated Share of Net Sale Proceeds, Subordinated Distribution Due Upon Termination of Advisory Agreement, Subordinated Incentive Listing Distribution, or Subordinated Distribution Due Upon Extraordinary Transaction (each as defined in the Former OP Agreement). In addition, the revised Operating Partnership Agreement created two new classes of units to be issued to SS OP Holdings in connection with the Self Administration Transaction: Class A-1 Units and Class A-2 Units.

The Class A-1 Units may be redeemed or exchanged for shares of our Class A common stock but not until June 28, 2021 (the “Lock-Up Expiration”) or later. The Class A-1 Units are otherwise entitled to all rights and duties of the Class A limited partnership units in the Operating Partnership, including cash distributions and the allocation of any profits or losses in the Operating Partnership. The Class A-2 Units will convert into Class A-1 Units as earn-out consideration, as described below, in connection with the Self Administration Transaction. The Class A-2 Units are not entitled to cash distributions or the allocation of any profits or losses in the Operating Partnership until the Class A-2 Units are converted into Class A-1 Units.

The conversion features of the Class A-2 Units are as follows: (A) the first time the aggregate incremental AUM (as defined in the Operating Partnership Agreement) of the Operating Partnership equals or exceeds $300,000,000, one-third of the Class A-2 Units will automatically convert into Class A-1 Units, (B) the first time the incremental AUM of the Operating Partnership equals or exceeds $500,000,000, an additional one-third of the Class A-2 Units will automatically convert into Class A-1 Units, and (C) the first time the incremental AUM equals or exceeds $700,000,000, the remaining one-third of the Class A-2 Units will automatically convert into Class A-1 Units (each an “Earn-Out Achievement Date”). On each Earn-Out Achievement Date, the Class A-2 Units will automatically convert into Class A-1 Units based on an earn-out unit exchange ratio, which is equal to $10.66 divided by the then-current value of our Class A common stock. The Class A-2 Units will expire seven years following the closing date of the Self Administration Transaction. Notwithstanding the foregoing, the earn-out consideration will be earned and automatically convert in the event of an “Earn-Out Acceleration Event” (as defined in the Operating Partnership Agreement), which includes each of the following: certain change of control events (as described in the Operating Partnership Agreement), or H. Michael Schwartz being removed either as a member of the board of directors or as an executive officer of the Registrant for any reason other than for cause.

The Operating Partnership Agreement also provides for a vote on “Extraordinary Matters” which includes any merger, sale of all or substantially all of the assets, share exchange, conversion, dissolution or charter amendment, in each case where the vote of our stockholders is required under Maryland law. We, as general partner of the Operating Partnership, agreed that the consent of the Operating Partnership would be required (the “OP Consent”) in connection with any Extraordinary Matter. The OP Consent will be determined by a vote of the partners of the Operating Partnership, with our vote, as General Partner of the Operating Partnership, being voted in proportion to the votes cast by our stockholders on the Extraordinary Matter.

Registration Rights Agreement

On June 28, 2019, we and our Operating Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) with SS OP Holdings and certain other parties (collectively, the “Holders”). Pursuant to the Registration Rights Agreement, the Holders have the right after the Lock-Up Expiration to request us to register for resale under the Securities Act of 1933, as amended, shares of our common stock issued or issuable to such Holder. We will use commercially reasonable efforts to file a registration statement on Form S-3 within 30 days of such request and within 60 days of such request in the case of a registration statement on Form S-11 or such other appropriate form. We will cause such registration statement to become effective as soon as reasonably practicable thereafter. The Registration Rights Agreement also grants the Holders certain “piggyback” registration rights after the Lock-Up Expiration.

Membership Interest Purchase Agreement

On June 28, 2019, immediately following the Self Administration Transaction, SAM, 10 Terrace Rd, LLC (“10 Terrace Rd”), and SmartStop Storage Advisors, LLC (“SSA”), our subsidiary, entered into a Membership Interest Purchase Agreement (the “Membership Interest Purchase Agreement”), pursuant to which SSA purchased 100% of the membership interest in 10 Terrace Rd for $6.5 million, payable through the assumption of existing debt in the amount of approximately $4.2 million, and cash in the amount of approximately $2.3 million. 10 Terrace Rd is the owner of an office condominium located at 10 Terrace Rd., Ladera Ranch, California (the “Ladera Office”) which, as a result of the Membership Interest Purchase Agreement, we now indirectly own. The Ladera Office houses our corporate headquarters.

Administrative Services Agreement

On June 28, 2019, we, our Operating Partnership, the TRS, and SSA (collectively, the “Company Parties”) entered into an Administrative Services Agreement with SAM (the “Administrative Services Agreement”), pursuant to which the Company Parties will be reimbursed for providing certain operational and administrative services to SAM which may include, without limitation, accounting and financial support, IT support, HR support, advisory services and operations support, and administrative support as set forth in the Administrative Services Agreement and SAM will be reimbursed for providing certain operational and administrative services to the Company Parties which may include, without limitation, due diligence support, marketing, fulfillment and offering support, events support, insurance support, and administrative and facilities support. SAM will receive a monthly administrative service fee for providing its services and the Company Parties will receive monthly reimbursement based on the amount of services provided under the Administrative Services Agreement. SAM will also pay the Company Parties an allocation of rent and overhead for the portion it occupies in the Ladera Office.

Severance Agreements

On June 28, 2019, the Compensation Committee of our board of directors adopted and approved the SmartStop Self Storage REIT, Inc. Executive Severance and Change of Control Plan (the “Severance Plan”) and designated each of our executive officers as participants (each, a “Participant” and together, the “Participants”) of the Severance Plan. The following are the terms of the Severance Plan, which benefits are in addition to standard accrued obligations:

Termination Without Cause or For Good Reason Not Related to a Change of Control: In the event a Participant’s employment with us is terminated by us without “cause” (other than by reason of death or disability) or by the Participant for “good reason” and such termination does not occur during a limited period following a “change of control” (each, as defined in the Severance Plan), the Participant will be entitled to receive (1) a Severance Payment (as defined below); (2) payment or reimbursement by the Registrant of the cost of premiums for healthcare continuation coverage over a number of years based on the Severance Payment period; (3) any unvested time-based equity awards that would have otherwise vested over the 12 month period following the date of termination (the “Termination Date”) will immediately vest; and (4) any unvested performance-based equity awards that remain outstanding on the Termination Date shall remain outstanding and eligible to be earned following the completion of the performance period based on achievement of performance goals, vesting pro rata if such award becomes earned based on days employed during the performance period. A “Severance Payment” is an amount equal to: (a) 2.0 if the Participant is the Executive Chairman or Chief Executive Officer of our Company, 1.5 if the Participant is the Chief Investment Officer or Chief Accounting Officer, or 1.0 if the Participant is another officer of us or our affiliates; multiplied by (b) the sum of: (i) such Participant’s highest base salary during the prior 2 years; plus (ii) such Participant’s Average Cash Bonus (generally measured over the prior 3 years, as set forth in the Severance Plan), payable in installments.

Change of Control: In the event of a “change of control” (as defined in the Plan), any unvested time-based equity awards will immediately become vested and any unvested performance-based equity awards that are not continued, converted, assumed or replaced with a substantially similar award by us or a successor or related entity in connection with the change of control will vest in full as of immediately prior to the date of the change of control, based on actual achievement of performance goals through the change of control, as determined by the Compensation Committee.

Termination Without Cause or For Good Reason following a Change of Control: In the event that, within 12 months following a change of control, a Participant’s employment with us is terminated by us without “cause” (other than by reason of death or disability, as defined in the Severance Plan) or by the Participant for good reason, the Participant will be entitled to the following: (1) a Change of Control Severance Payment (as defined below), (2) payment or reimbursement by us of the cost of premiums for healthcare continuation coverage over a number of years based on the Change of Control Severance Payment period, and (3) any unvested performance-based equity awards that were continued, converted, assumed, or replaced by us or a successor following the change of control shall (a) to the extent only subject to time-based vesting as of the Termination Date, immediately vest, or (b) to the extent subject to performance-based vesting as of the Termination Date, remain outstanding and eligible to be earned following completion of the performance period based on achievement of performance goals, and to the extent earned (if at all) shall vest on a pro rata basis based on days employed during the performance period. A “Change of Control Severance Payment” is an amount equal to (a) 3.0 if the Participant is the Executive Chairman or Chief Executive Officer of our Company, or 2.0 if the Participant is another officer of us or any of our subsidiaries; multiplied by (b) the sum of: (i) the Participant’s highest base salary during the prior 2 years; plus (ii) the Participant’s Average Cash Bonus, paid in a single lump sum.

Termination Other than Without Cause or For Good Reason: In the event a Participant’s employment with us is terminated due to the Participant’s death or disability, the Participant will be entitled to receive: (1) a pro rata portion of the Participant’s annual cash performance bonus, as determined by the Compensation Committee based on actual performance; (2) immediate vesting of all unvested time-based equity awards; and (3) any unvested performance awards that remain outstanding on the Termination Date shall remain outstanding and eligible to be earned following the completion of the performance period based on achievement of performance goals, vesting pro rata if such award becomes earned based on days employed during the performance period.

In connection with the adoption of the Severance Plan, we entered into a letter agreement with each of the Participants with respect to their participation in the Severance Plan. Each letter agreement entered into with the Participants contains (i) a confidentiality covenant that extends indefinitely, (ii) a non-compete provision while the Participant is employed by us, (iii) certain employee, investor and customer nonsolicitation covenants that extend during the Participant’s employment and for a period of time after separation (with such time period varying based upon the officer’s position), and (iv) a non-disparagement provision.

WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON OR NOT, WE URGE YOU TO HAVE YOUR VOTE RECORDED. STOCKHOLDERS MAY SUBMIT THEIR PROXIES VIA MAIL USING THE ENCLOSED PROXY CARD AND ENVELOPE, VIA THE INTERNET AT www.proxy-direct.com OR VIA TELEPHONE AT (800) 337-3503.

YOUR VOTE IS VERY IMPORTANT AND YOUR IMMEDIATE RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE US SIGNIFICANT ADDITIONAL EXPENSES ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

PROPOSALS ON WHICH YOU MAY VOTE

PROPOSAL 1. ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all five members of our board of directors. Each person elected will serve as a director until our 2020 annual meeting of stockholders and until his or her successor is elected and qualified. Our board of directors has nominated the following people for re-election as directors:

•	H. Michael Schwartz

•	Paula Mathews

•	Timothy S. Morris

•	David J. Mueller

•	Harold “Skip” Perry

Each of the nominees is a current member of our board of directors. Detailed information on each nominee is provided on pages 20-24.

If any nominee becomes unable or unwilling to stand for re-election, our board of directors may designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required

Each director is elected by the affirmative vote of stockholders holding a majority of shares entitled to vote who are present in person or by proxy at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. There is no cumulative voting in the election of our directors. Any shares present but not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against the election of our directors.

Recommendation

Each of the five nominees for re-election as a director will be elected at the annual meeting if a quorum is present at the annual meeting and a majority of shares entitled to vote who are present in person or by proxy and at such meeting vote in favor of such director for re-election. A properly executed proxy marked “FOR ALL” will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy marked “FOR ALL EXCEPT” will be considered a vote in favor of all nominees EXCEPT those nominees you specifically list in the space provided. A properly executed proxy marked “WITHHOLD ALL” will be considered a vote against all director nominees.

Our board of directors unanimously recommends a vote “FOR” each of the nominees listed for re-election as directors.

PROPOSAL 2. APPROVAL OF SECOND AMENDMENT AND RESTATEMENT OF OUR CHARTER

Introduction

Our board of directors declared an amendment and restatement of our Charter advisable on July 8, 2019. Our board of directors directed that proposals to amend and restate the Charter be submitted for stockholder consideration at the 2019 Annual Meeting. Please see the form of Second Articles of Amendment and Restatement attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing Charter as Exhibit B. The descriptions set forth in Proposals 2.A through 2.C collectively summarize the amendment and restatement of our Charter that our board of directors approved in the Second Articles, each of which is qualified in its entirety by reference to Exhibit A, which you should read in its entirety. If all of the proposals are approved and the Second Articles take effect, our board of directors will amend our bylaws to eliminate inconsistencies resulting from the proposed amendments and to make certain other changes to our bylaws.

Self-Administered

Our board of directors has been and is continuing to explore various strategic alternatives ultimately designed to provide stockholder liquidity at some point in the future, including, but not limited to, a potential listing of our shares on a national securities exchange. Our board of directors recognizes that certain potential liquidity events may be enhanced if we first become self-administered. For example, it is widely believed that our shares would be more highly valued by the market if we become self-administered and those individuals responsible for running our Company were our own employees rather than those of our external advisor. Also, we may be able to sell our Company for a higher price or attract institutional equity as a self-administered company if the purchaser desires our management team and employees, along with our assets. Therefore, effective June 28, 2019, we became self-administered by acquiring substantially all of the self storage operating assets of SAM, SAM, along with certain other assets of SAM, pursuant to a contribution agreement. Please see the section titled “Acquisition of Self Storage Operational Assets of SmartStop Asset Management and Other Transactions” on pages 33–36 of this proxy statement for more information regarding the Self Administration Transaction.

NASAA REIT Guidelines

Our Charter currently includes certain provisions required by the NASAA REIT Guidelines which apply to REITs with shares that are publicly registered with the SEC but are not listed on a national securities exchange. Our Charter was designed to be consistent with other non-traded REITs and to satisfy certain requirements imposed by state securities administrators in connection with our public offering. More specifically, as a condition to selling our common stock in certain jurisdictions, certain state securities administrators required us to include in our Charter provisions consistent with those stated in the NASAA REIT Guidelines, which they deemed were applicable to a REIT that is making a public offering of securities which are not listed for trading on a national securities exchange or designated for quotation on an over-the-counter market. We are no longer engaged in this type of public offering and we do not intend to raise capital publicly as an unlisted company in the future, and therefore, it is not necessary that our Charter conform to the requirements of the NASAA REIT Guidelines. We believe that the limitations included in our Charter which derive from the NASAA REIT Guidelines, at a minimum, create interpretive questions resulting in uncertainty which could impair our ability to operate as we move forward. We believe that by removing the NASAA-mandated provisions and amending and restating our Charter so that it instead includes only those restrictions required by Maryland law, under which we are organized, the resulting charter will be more similar to those of publicly traded REITs incorporated in Maryland.

Summary Reasons for Proposed Charter Amendments

Our board of directors believes that it would be in the best interest of the Company to amend and restate our Charter for the following reasons:

•

We became a self-administered company effective June 28, 2019 and the amended and restated Charter removes provisions regarding our relationship with the Former External Advisor, which provisions became irrelevant upon becoming self-administered.

•

We do not intend to raise capital publicly as an unlisted company in the future and therefore, our Charter need not include NASAA-mandated provisions. In addition, we may seek to provide liquidity to our stockholders through an eventual public listing of our shares. The Second Articles remove the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.

•

We want to bring our Charter more in line with those of publicly-listed companies, including providing that directors may be removed only for cause and that upon the listing of a class of common stock for trading on a national securities exchange, each share of the class or classes of common stock that are not so listed will automatically and without any action on the part of the holder thereof convert into a certain number of shares of the listed class of common stock.

•	Removing elections not to be subject to the Maryland Business Combination Act and Maryland Control Share Acquisition Act from our Charter.

•

Adding a provision regarding the transfer of shares to a number of charitable trusts to prevent any possible continuing violation of the ownership restrictions in connection with our REIT qualification.

•

Under Maryland law and our Charter, you will not be entitled to rights of appraisal with respect to any of the proposals under Proposal 2. Accordingly, to the extent that you object to any or all of the proposals, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

In addition, we incorporated in the Second Articles the provisions related to our two classes of common stock, our Class A shares and Class T shares, that were previously established through the Company’s Articles of Amendment and Articles Supplementary, each filed with the State Department of Assessments and Taxation of Maryland on September 28, 2015.

Principal Changes

The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the three proposals to amend and restate our Charter. These summary descriptions are qualified in their entirety by the complete text of the Second Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing Charter as Exhibit B. Following these summary discussions are bullet-point discussions noting each specific change we expect to make to our Charter if the proposals are approved by our stockholders.

If all of Proposals 2.A, 2.B, and 2.C are approved by our stockholders, we will file the Second Articles, in the form attached as Exhibit A to this proxy statement, with the State Department of Assessments and Taxation of Maryland (“SDAT”), and the Second Articles will become effective upon acceptance for record by the SDAT. If approved, we plan to file the Second Articles immediately following the stockholder vote on the proposed amendment and restatement.

If less than all of the proposals are approved, our Charter will be amended and restated to reflect only those amendments which have been approved by our stockholders.

PROPOSAL 2.A—Amendments to Remove Limitations Imposed by the NASAA REIT Guidelines

As discussed above, our board of directors believes that it would be in our best interest to amend and restate our Charter to, among other things, eliminate the NASAA REIT Guideline limitations imposed by state securities administrators in connection with our initial public offering for the following reasons:

1. We became a self-administered company effective June 28, 2019 and the amended Charter removes provisions regarding our relationship with the Former External Advisor, which provisions became irrelevant upon our becoming self-administered.

2. We do not intend to raise capital publicly as an unlisted company in the future and thus our Charter need not include NASAA-mandated provisions. In addition, our board of directors continues to explore certain strategic alternatives to create stockholder liquidity, including but not limited to listing our shares on a national securities exchange. The Second Articles remove the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.

The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the removal of various NASAA-mandated limitations, and is qualified in its entirety by the complete text of the Second Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing Charter as Exhibit B.

Provisions Regarding the Former External Advisor and its Affiliates

Our current Charter contemplates us being advised and managed by an external advisor and includes a number of provisions that govern the relationship between us and the Former External Advisor and its affiliates. Among other things, these provisions limit the term of our Advisory Agreement to no more than one year, require the Advisory Agreement be terminable on 60 days’ notice and without penalty, require our independent directors to supervise the Former External Advisor, and limit the amount of fees we may pay and expenses we can reimburse to the Former External Advisor. The Second Articles remove these provisions because they became inapplicable upon our becoming self-administered and are inconsistent with charters of publicly-traded REITs.

In addition, our current Charter contains numerous provisions that limit our ability to engage in transactions with, among other persons, our Former External Advisor, SAM, directors or officers or any of their respective affiliates. In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by our independent directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid for services provided or assets acquired from or sold to such persons. These provisions address a number of transactions including joint ventures, sales and leases to and from us, and loans to and from us, as well as general restrictions on affiliated transactions with the Former External Advisor and its affiliates. The Second Articles remove these limitations because they became inapplicable, at least with respect to the Former External Advisor and its affiliates, upon our becoming self-administered and are inconsistent with charters of listed REITs. Additionally, Maryland law contains restrictions on our ability to engage in related-party transactions. Under Maryland law, a transaction with any of our directors or any other entity in which any of our directors is a director or has a material financial interest is not voidable so long as the transaction is approved by a majority of our disinterested directors or disinterested stockholders or the transaction is fair and reasonable to us. Our board of directors does not believe that the removal of these limitations related to the Former External Advisor and its affiliates will have an adverse effect on us because of the protections otherwise afforded by Maryland law. This change will enable us to have a charter appropriate for a self-administered company and listed company.

This change does, however, also pose a risk, as the proposed Charter revisions would also remove limitations on transactions with any director (not just those affiliated with the Former External Advisor). Although we believe that those restrictions are overly restrictive (and not typical of listed REIT charters) and could prevent us from effecting a transaction that would otherwise be in our best interest, removal of those restrictions would permit us (without certain votes of and determinations by the disinterested directors currently required by our Charter) to enter into a transaction with a director unaffiliated with us. We believe that this risk is small because we have no intentions of effecting transactions that are currently prohibited by our Charter with our directors unaffiliated with us.

Lastly, our current Charter provides that it is not a proper purpose of the Company to make any significant investment unless it has been recommended by the Former External Advisor. This provision has the effect of enabling our officers and directors to pursue opportunities that might have been suitable for the Company if they were not recommended to the Company by the Former External Advisor. Our Second Articles remove this provision because it became inapplicable upon our becoming self-administered.

Provisions Regarding Investor Suitability

Our current Charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines. The Second Articles remove the requirements in Section 5.8 of Article V of the Charter that stockholders meet certain suitability criteria regarding suitability and minimum investment of stockholders. The removal of these requirements generally will provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines. In addition, the removal of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount. Furthermore, the removal of these provisions eliminates the requirement that SAM or anyone selling shares on our behalf or on behalf of SAM make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder (although we are currently not selling shares). Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the Company is a suitable and appropriate investment.

Provision Regarding Distribution Reinvestment Plans

Consistent with the NASAA REIT Guidelines, our current Charter contains provisions related to our distribution reinvestment plan that established disclosure of material information, including tax consequences of reinvesting distributions, and withdrawal rights of participating stockholders. Therefore, the Second Articles delete Section 5.9 of Article V of the Charter that relate to a distribution reinvestment plan.

Provisions Regarding Directors

In accordance with the NASAA REIT Guidelines, our current Charter contains several provisions relating to our directors and specifically our independent directors. We are proposing to remove these NASAA-mandated provisions, which relate to the number and independence of directors; the term and experience of directors; the committees of the board of directors; the fiduciary obligations of the board of directors; and approval of certain matters by the independent directors. Additional information is provided below.

Number and Independence of Directors. The Second Articles delete the requirement that our board of directors be comprised of at least three directors. This is a NASAA REIT Guidelines provision and under the Maryland General Corporation Law (“MGCL”), our board of directors may be comprised of as few as one director. The Second Articles will continue to require that a majority of our board of directors be composed of independent directors; however, independence will no longer be determined based on the definition of independence in the NASAA REIT Guidelines, and will instead be determined under the rules of the New York Stock Exchange, or NYSE. We currently evaluate the independence of our directors under both our current Charter definition (as required by the NASAA REIT Guidelines) and the NYSE standard. All of our current independent directors meet the NYSE standard for independence, and we do not expect that removing NASAA-imposed director requirements will affect the composition of our board of directors.

Term and Experience of Directors. The Second Articles delete the NASAA REIT Guidelines requirement in Section 7.2 of Article VII of our current Charter that each director hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, as this provision is redundant of the default provisions of the MGCL relating to the term of directors. In addition, the Second Articles delete the NASAA REIT Guidelines requirements in Section 7.3 of Article VII of our current Charter that any director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the Company’s assets and that at least one independent director have at least three years of relevant real estate experience. This NASAA-mandated provision is more restrictive than what is required under the MGCL and any national exchange.

Committees. The Second Articles delete the NASAA REIT Guidelines requirement that a majority of the members of all committees (even ad hoc committees) be independent directors as such requirement is more stringent than national securities exchange rules and the MGCL with respect to committee composition.

Fiduciary Obligations. The Second Articles also delete the NASAA REIT Guidelines statement that directors serve in a fiduciary capacity and have fiduciary duties. Under the MGCL, each director has a duty to act in good faith, with a reasonable belief that his or her action is in the Company’s best interests and with the care of an ordinarily prudent person in a like position under similar circumstances. This change is advisable as it is not desirable to establish multiple standards governing the duties of directors under Maryland law.

Approval of Independent Directors. The Second Articles delete the NASAA REIT Guidelines requirement that certain matters be approved by the independent directors, which is more restrictive than requirements under Maryland law, in order to provide the customary flexibility available to other REITs.

Provisions Regarding Investment Objectives and Limitations

Investment Objectives. Article IX of our current Charter contains a number of limitations and restrictions from the NASAA REIT Guidelines on our ability to make certain types of investments (including investments in certain mortgage loans, unimproved property or equity securities). Our board of directors believes that the elimination of these restrictions is desirable as they will remove restrictions on potential transactions that could become available to us and that could be in our best interest. Although we have no intention of pursuing any of the investments currently limited by Article IX, we believe that increased flexibility could be advantageous and that the limitations are rarely, if ever, found in the charter of a listed REIT. Nevertheless, the proposed Second Articles increase the risk that we will pursue transactions such as those referenced above, which, if such investments perform poorly, could adversely affect our results of operations and the value of your investment in us.

Indebtedness. Article IX also limits our ability to incur indebtedness, consistent with the NASAA REIT Guidelines. Currently, our Charter prohibits us from incurring debt that would cause our borrowings to exceed 300% of our “net assets” unless a majority of the members of the board of directors approves the borrowing and such borrowing is disclosed in our next quarterly report along with a justification for the excess. Although we currently have no intention of borrowing in excess of this amount, if the Second Articles are approved, this Charter restriction on our borrowings will be removed and there would be no restriction on our leverage. Therefore, we could become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase our risk of default on our obligations and adversely affect our results of operations and our ability to make distributions to our stockholders. Despite these risks, we recommend this change because it increases our flexibility to incur debt that might be in our best interest and lessens the administrative burdens associated with a higher debt level should we deem such debt to be in our best interest.

Issuance of Certain Securities. Article IX also limits our ability to issue certain securities, consistent with the NASAA REIT Guidelines, including equity securities on a deferred-payment basis or other similar arrangement; debt securities in the absence of adequate cash flow to cover debt service; equity securities that are assessable; and equity securities redeemable solely at the option of the holder. If the Second Articles are approved, these restrictions will be removed and we will be able to issue the securities described above. Our board of directors recommends this change because it removes limitations on issuances of securities that our board of directors could determine to be in our best interest. Although we believe this flexibility is advantageous, the proposed charter amendment does increase the risk that we will issue securities that could negatively impact the value of your investment. In particular, the issuance of debt securities in the absence of adequate cash flow to cover the debt service would adversely affect our ability to make distributions to our stockholders. Similarly, if we issued equity securities redeemable solely at the option of the holder, we may be required to redeem securities at a time when we would otherwise prefer to utilize our cash for other purposes and this could also adversely affect our liquidity and ability to pay distributions to our stockholders. We have no current intention to issue any securities the issuance of which would be prohibited under our current Charter. The proposed Second Articles also delete the requirement in Section 9.13 that, when a privately issued share of preferred stock is entitled to vote on a matter with the holders of shares of common stock, the relationship between the number of votes per share of such preferred stock and the consideration paid to us for such share will not exceed the relationship between the number of votes per any publicly offered share of common stock and the book value per outstanding share of common stock, which is another NASAA REIT Guidelines provision and could prevent us from issuing certain preferred stock in a private offering that our board of directors could determine to be in our best interest.

Provisions Regarding Roll-Up Transactions

In accordance with the NASAA REIT Guidelines, Section 9.14 of our current Charter contains procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). In addition, the Company is prohibited from participating in any roll-up transaction in which certain stockholders rights in the roll-up entity such as voting and access to records are less than those currently provided to stockholders of the Company. Since the time that the NASAA REIT Guidelines were promulgated, federal securities laws have been amended to accord stockholders similar rights in a roll-up transaction that are accorded by our current Charter. The Second Articles delete this provision in its entirety. If the Second Articles are approved, stockholders will continue to have similar rights to approve or participate in a roll-up transaction, but this deletion may increase our flexibility to enter into a roll-up transaction that our board of directors determines to be in our best interest and that is approved by our stockholders.

Provisions Regarding Stockholders and Stockholder Voting

Stockholder Meetings. The Second Articles provide for the removal of the NASAA REIT Guidelines requirements in Section 11.1 of Article XI of the Charter that (a) an annual meeting of stockholders be held no less than 30 days after delivery of the Company’s annual report, (b) a director receive the affirmative vote of a majority of the shares present in order to be elected, as the MGCL requires only a plurality of the votes cast, and (c) a special meeting of stockholders be called upon request of the holders of at least 10 percent of the outstanding shares entitled to vote (under the MGCL, the percentage required to call a meeting can be and for exchange-listed REITs often is as high as a majority). In addition, the provisions relating to notice of stockholder meetings and quorum at such meetings are deleted as these provisions are typically included in a Company’s bylaws and will be included in our bylaws if the Second Articles are approved.

Amendment of Charter and Stockholder Approvals. The Second Articles delete the NASAA REIT Guidelines provision that permits stockholders to amend the Charter without the concurrence of our board of directors, which is not permitted under the MGCL and the provision related to stockholder approval of certain matters as the MGCL already requires stockholder approval for such matters except in limited circumstances.

Voting Limitations. The Second Articles provide for the removal of the NASAA REIT Guidelines restrictions in Section 11.4 of Article XI of the Charter on voting of common stock by directors, the Former External Advisor and their affiliates, regarding the removal of any of them or a transaction between the Company and any of them, as these are not customary restrictions in listed company charters.

Right of Inspection and Access to Stockholder List. The Second Articles delete provisions relating to our stockholders’ ability to inspect the Company’s records and access its stockholder list. The provisions currently in our Charter were included to meet requirements imposed by the NASAA REIT Guidelines and are not consistent with the charters of other Maryland corporations, which generally rely on Maryland law to govern access to a stockholder list. If approved, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under the MGCL, which are more restrictive than those currently included in our Charter.

Reports. The Second Articles delete the NASAA REIT Guidelines requirement that an annual report be provided to each stockholder within 120 days after the end of the fiscal year. The MGCL already requires that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of stockholders and made available for inspection within 20 days thereafter.

Provisions Regarding Indemnification of Officers and Directors

Consistent with the NASAA REIT Guidelines, Article XII of our current Charter includes many restrictions on exculpation and indemnification that are not contained in the MGCL, including restrictions on exculpation and indemnification of officers and affiliated directors whose liability was the result of negligence or misconduct and independent directors whose liability was the result of gross negligence or willful misconduct. The advancement of litigation-related expenses to directors and officers is also significantly restricted under Section 12.4 of Article XII of our current Charter. For instance, in a stockholder derivative suit, the Company may not advance expenses to its directors and officers unless a court of competent jurisdiction first approves such advancement. Under the MGCL, a Maryland corporation may include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. In addition, Section 2-418 of the MGCL generally permits a Maryland corporation to indemnify its present and former directors and officers against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Finally, Section 2-418 of the MGCL provides that a Maryland corporation may pay or reimburse reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the corporation of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

Because litigation involving companies exploring strategic alternatives or considering possible liquidity events is quite common, in order to conform our Charter more closely with those of our competitor REITs who are listed on an exchange, and to retain and recruit qualified and experienced officers and directors, we recommend amending Article XII of the Charter to provide directors and officers the maximum exculpation, indemnification and advancement of expenses permitted under Maryland law, including removing the requirement that any director and officer insurance purchased by the Company be consistent with the restrictions on indemnification imposed by the NASAA REIT Guidelines.

Conforming Changes and Other Ministerial Modifications

The Second Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions that are no longer applicable to us or that need to be updated, and the necessary re-numbering and lettering of remaining provisions.

In addition, as mentioned above, we incorporated in the Second Articles the provisions related to our two classes of common stock, our Class A shares and Class T shares, that were previously established through the Company’s Articles of Amendment and Articles Supplementary, each filed with the State Department of Assessments and Taxation of Maryland on September 28, 2015.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to our current Charter if proposal 2.A is approved by our stockholders at the Annual Meeting. This does not identify certain immaterial changes. Please see the marked version of the Charter attached as Exhibit B, which reflects all the proposed changes to our Charter.

•	Deletion of definitions in Article IV that are no longer applicable as a result of the removal of certain provisions in the Second Articles.

•	Deletion of Section 5.8 regarding suitability and minimum investment of stockholders.

•	Deletion of Section 5.9 regarding the board of directors’ ability to establish a dividend reinvestment plan; provided, however, we intend to continue our distribution reinvestment plan.

•	Deletion of the second paragraph of Section 5.10 regarding the prohibition to make distributions in kind.

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Revisions to Section 7.1 to provide that a majority of the board of directors be independent in accordance with the independent director standards established by the NYSE. Further revisions to Section 7.1 to eliminate the requirement that independent directors only may nominate replacements for vacancies among the independent director positions.

•	Deletion of Section 7.2 regarding the term of directors.

•	Deletion of Section 7.3 regarding the required experience of directors.

•	Deletion of Section 7.4 regarding the required composition of committees of the board of directors.

•	Deletion of Section 7.5 regarding the directors’ fiduciary obligation to the Company and their fiduciary duty to supervise the relationship of the Company and the Former External Advisor.

•	Deletion of Section 7.6 regarding the ratification of the Charter by the board of directors.

•	Deletion of Section 7.12 regarding the matters which must be approved by a majority of the independent directors pursuant to the NASAA REIT Guidelines.

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Deletion of Article VIII in its entirety regarding the Company’s relationship with the Former External Advisor, including the following: appointment and initial investment of the Former External Advisor; supervision of the Former External Advisor by the board of directors; fiduciary obligations of the Former External Advisor to the Company and stockholders; termination of the Advisory Agreement; disposition fee on sale of property; incentive fees; acquisition fees; reimbursement for total operating expenses; and corporate opportunities recommended to the Company by the Former External Advisor.

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Deletion of Article IX in its entirety regarding the Company’s investment objectives and limitations, including the following: the requirement to establish written policies on the investment objectives of the Company; approval of acquisitions; limitations on sales to affiliates; limitations on joint ventures; limitations on other transactions involving affiliates; limitations on the repurchase of stock; limitations on loans; limitations on leverage; limitations on the issuance of options and warrants; limitations on investments in commodities contracts; limitations regarding mortgage loans; limitations on investments in unimproved real property; limitations on issuances of securities; and limitations on roll-up transactions.

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Deletion of Article X in its entirety regarding conflicts of interest, including the following: sales and leases to the Company; sales and leases to SAM, Former External Advisor, directors or affiliates; other transactions; and conflict resolution procedures.

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Deletion of Section 11.1 regarding requirements for meetings of stockholders, including the requirement to call a special meeting of stockholders upon the written request of not less than 10% of the outstanding shares entitled to be cast on any issue proposed to be considered at the special meeting.

•	Moving the text of Section 11.2 to the new Section 10.3.

•	Deletion of Section 11.3 regarding the voting rights of stockholders.

•	Deletion of Section 11.4 regarding voting limitations on shares held by the Former External Advisor, directors and affiliates.

•	Deletion of Section 11.5 regarding a stockholder’s right to inspect the books and records of the Company.

•	Deletion of Section 11.6 regarding a stockholder’s ability to access the stockholder list.

•	Deletion of Section 11.7 regarding the Company’s requirement to mail specific reports to its stockholders at the end of the fiscal year.

•	Deletion of Section 11.9 regarding the non-assessability of stock.

•	Deletion of Section 11.10 regarding the prohibition on the Company taking certain defensive actions to prevent an unsolicited takeover that would be inconsistent with the NASAA REIT Guidelines.

•	Elimination of limits (other than those imposed by Maryland law) on the Company’s ability to indemnify the Former External Advisor or advance defense expenses to the Former External Advisor.

•	Expansion of the Company’s exculpation and indemnification of its officers and directors to the maximum extent permitted by Maryland law.

•	Expansion of the Company’s obligation to advance defense expenses to a director or officer to the maximum extent permitted by Maryland law.

•	Deletion of language in Section 14.1 regarding the applicability of the NASAA REIT Guidelines that conflict with provisions of the MGCL.

Although not a part of proposal 2.A since the following changes were previously made to our Charter pursuant to the Articles of Amendment and Articles Supplementary, each filed with the State Department of Assessments and Taxation of Maryland on September 28, 2015, below are the specific changes that are integrated into the Second Articles to reflect such amendments.

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Addition of the definitions of Class A Common Stock, Class T Common Stock, Net Asset Value Per Share of Class A Common Stock, Net Asset Value Per Share of Class T Common Stock, and Stockholder Servicing Fee.

•	Changes to Section 5.1 to reflect the Company’s Class A Common Stock and Class T Common Stock.

•	Expansion of Section 5.2 to address the Rights Upon Liquidation and Voting Rights of the Class A Common Stock and Class T Common Stock.

•	Changes to Section 5.10 to reflect distributions of the Class A Common Stock and Class T Common Stock with respect to the Stockholder Servicing Fee.

Vote Required

Amendments to our Charter are approved through the affirmative vote of stockholders holding a majority of shares entitled to vote at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against this proposal.

Recommendation

A properly executed proxy marked “FOR” Proposal 2.A will be considered a vote in favor of the proposed amendment and restatement of our Charter regarding the removal of limitations imposed by the NASAA REIT Guidelines. A properly executed proxy marked “AGAINST” will be considered a vote against the proposed amendment and restatement of our Charter regarding the removal of limitations imposed by the NASAA REIT Guidelines.

Our board of directors unanimously recommends a vote “FOR” Proposal 2.A which is approval of the proposed amendment and restatement of our Charter regarding the removal of limitations imposed by the NASAA REIT Guidelines.

PROPOSAL 2.B—Amendments to Bring our Charter More in Line with Those of Publicly-Listed Companies

We are proposing certain other changes to our Charter in order to bring our Charter more in line with those of publicly-listed companies, including providing that directors may be removed only for cause, and removing the elections not to be subject to the Maryland Business Combination Act and Maryland Control Share Acquisition Act from our Charter.

Cause Requirement for Director Removal

As permitted by the MGCL and consistent with the charters of many exchange-traded REITs, the proposed Second Articles provide that a director may be removed only for cause, which means, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to us through bad faith or active and deliberate dishonesty.

The Maryland Business Combination Act

The Maryland Business Combination Act provides that unless exempted, a Maryland corporation may not engage in business combinations, including mergers, dispositions of 10 percent or more of its assets, certain issuances of shares of stock and other specified transactions, with an “interested stockholder” or an affiliate of an interested stockholder for five years after the most recent date on which the interested stockholder became an interested stockholder, and thereafter unless specified criteria are met.

The Second Articles delete current Section 7.10 of Article VII, opting out of the Maryland Business Combination Act. Instead, the board of directors intends to adopt a resolution to exempt business combinations between the Company and any person from the Maryland Business Combination Act, which exemption may be altered or repealed without any action by the stockholders.

The Maryland Control Share Acquisition Act

Under the Maryland Control Share Acquisition Act, “control shares” of a corporation acquired in a “control share acquisition” shall have no voting rights, except to the extent approved by a vote of two-thirds of the votes eligible to be cast on the matter. If voting rights of control shares acquired in a control share acquisition are not approved at a stockholder’s meeting, then subject to certain conditions and limitations, the issuer may redeem any or all of the control shares for fair value. If voting rights of such control shares are approved at a stockholder’s meeting and the acquirer becomes entitled to vote a majority of the shares of stock entitled to vote, all other stockholders may exercise appraisal rights.

The Second Articles delete current Section 7.11 of Article VII of our Charter, opting out of the Maryland Control Share Acquisition Act. Instead, the board of directors intends to amend the Company’s bylaws to exempt any acquisition of the Company’s stock from the Maryland Control Share Acquisition Act, which exemption may be altered or repealed without any action by the stockholders.

Conversion Upon Listing

The Second Articles provide that, upon the listing of a class of common stock for trading on a national securities exchange, each share of the class or classes of common stock that are not so listed will automatically and without any action on the part of the holder thereof convert into a number of shares of the listed class of common stock equal to a fraction, the numerator of which is the net asset value allocable to the shares of the applicable non-listed class of common stock and the denominator of which is the net asset value allocable to the shares of the listed class of common stock.

The summary descriptions above are qualified in their entirety by the complete text of the Second Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing Charter as Exhibit B.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to our current Charter if proposal 2.B is approved by our stockholders at the Annual Meeting. This does not identify certain immaterial changes. Please see the marked version of the Charter attached as Exhibit B, which reflects all the proposed changes to our Charter.

•	Addition of cause requirement in new Section 7.4 for director removal.

•	Deletion of Section 7.10 regarding the Maryland Business Combination Act.

•	Deletion of Section 7.11 regarding the Maryland Control Share Acquisition Act.

•	Addition of provision pursuant to which the non-listed class or classes of common stock will convert into the listed class of common stock upon a listing.

Vote Required

Amendments to our Charter are approved through the affirmative vote of stockholders holding a majority of shares entitled to vote who are present in person or by proxy at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against this proposal.

Recommendation

A properly executed proxy marked “FOR” Proposal 2.B will be considered a vote in favor of the proposed amendment and restatement of our Charter to make revisions to bring our Charter more in line with those of publicly-listed companies. A properly executed proxy marked “AGAINST” will be considered a vote against the proposed amendment and restatement of our Charter to bring our Charter more in line with those of publicly-listed companies.

Our board of directors unanimously recommends a vote “FOR” Proposal 2.B which is approval of the proposed amendment and restatement of our Charter to bring our Charter more in line with those of publicly-listed companies.

PROPOSAL 2.C—Amendment to Revise the Provisions Restricting Transfer and Ownership of Shares

In order to maintain the Company’s tax-preferred REIT qualification under the Code, (i) any five individuals, as defined under the Code, may not own 50% or more of the shares of the Company’s stock and (ii) the Company must have at least 100 stockholders, during specified periods of time. In addition, the Code imposes limitations on stock ownership by the Company, and its affiliates, of the Company’s tenants. To help assure that the Company meets these requirements and thereby preserve the value of the Company’s REIT qualification for all our stockholders, our Charter has included ownership and transfer restrictions for the Company’s stock since the time we were formed and first raised capital. Although we believe that no violation of the aforementioned stock ownership limitations for REITs under the Code has occurred under the current Charter, we also believe the proposed amendment to the ownership and transfer restrictions for our stock accord with practices that have evolved in the charters of REITs like the Company and will help to mitigate further any risk to the Company’s REIT qualification. Under the current Charter, the general ownership limit is set as 9.8% of our stock, and we are not proposing to amend that general limit. If adopted, this proposal would amend the ownership and transfer restrictions in Section 6.1.1 of Article VI of the Second Articles to state that after an automatic transfer of shares to a charitable trust has been made, to the extent a violation of certain transfer and ownership restrictions would nonetheless be continuing (for example, where the ownership of shares by a single charitable trust would violate the prohibition in the Charter on transfers that would result in our Company being closely held), shares will be transferred to a number of charitable trusts such that there is not a continuing violation of the transfer and ownership restrictions applicable for qualification as a REIT. This proposal would also make certain other clarifying changes to Article VI.

Summary of Specific Change

Addition of language to Section 6.1.1(b) regarding a transfer of shares to a number of charitable trusts so that there is not a continuing violation of the transfer and ownership restrictions applicable for qualification as a REIT.

Vote Required

Amendments to our Charter are approved through the affirmative vote of stockholders holding a majority of shares entitled to vote at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against this proposal.

Recommendation

A properly executed proxy marked “FOR” Proposal 2.C will be considered a vote in favor of the proposed amendment and restatement of our Charter regarding the transfer of shares to prevent continuing violations of the ownership restrictions for REIT qualification. A properly executed proxy marked “AGAINST” will be considered a vote against the proposed amendment and restatement of our Charter regarding the transfer of shares to prevent continuing violations of the ownership restrictions for REIT qualification.

Our board of directors unanimously recommends a vote “FOR” Proposal 2.C which is approval of the proposed amendment and restatement of our Charter regarding the transfer of shares to prevent continuing violations of the ownership restrictions for REIT qualification.

PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019

The Audit Committee of our board of directors has appointed BDO USA, LLP to be our independent registered public accounting firm for the year ending December 31, 2019. Representatives of BDO USA, LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire. The representatives also will be available to respond to appropriate questions from the stockholders.

Although it is not required to do so, our board of directors is submitting the Audit Committee’s appointment of our independent registered public accounting firm for ratification by our stockholders at the annual meeting in order to ascertain the view of the stockholders regarding such appointment.

Vote Required

The affirmative vote of a majority of votes cast on the proposal at the annual meeting, if a quorum is present, will be required to approve this proposal. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. In the event this matter is not ratified by our stockholders, the Audit Committee will reconsider whether or not to retain our independent registered public accounting firm at its next scheduled meeting.

Recommendation

Our board of directors unanimously recommends a vote “FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019.

PROPOSAL 4. ADJOURNMENT OF THE ANNUAL MEETING

At the annual meeting, you and other stockholders will also vote to approve an adjournment of the annual meeting, including, if necessary, to solicit additional proxies in favor of Proposals 2.A, 2.B, and 2.C if there are not sufficient votes for these proposals.

Vote Required

The affirmative vote of a majority of votes cast on the proposal at the annual meeting, if a quorum is present, will be required to approve this proposal. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Recommendation

Our board of directors unanimously recommends a vote “FOR” this proposal to adjourn the meeting, if necessary.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder for inclusion in proxy solicitation materials for the next annual meeting of stockholders must be received by our Secretary, Nicholas Look, at our offices no later than March 21, 2020 and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. If a stockholder desires to nominate a director or present a proposal at the 2020 annual meeting, whether or not the nomination or proposal is intended to be included in the 2020 proxy materials, our bylaws currently require that the stockholder give advance written notice to our Secretary, Nicholas Look, no earlier than March 21, 2020 and no later than April 20, 2020. However, as provided in our current bylaws, in the event that the date of mailing of the notice for the 2020 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for this year’s annual meeting, notice for a stockholder nomination or proposal must be delivered not earlier than the 120th day prior to the date of mailing of the notice for the 2020 annual meeting and not later than 5:00 p.m. on the later of the 90th day prior to the date of mailing of the notice for the 2020 annual meeting or the 10th day following the day on which disclosure of the date of mailing of the notice for the 2020 annual meeting is first made. We believe it is likely that the date of the date of mailing of the notice for the 2020 annual meeting will be advanced or delayed by more than 30 days from the date of the mailing of this year’s notice (July 19, 2019), and therefore, we will likely include in one of our Forms 10-Q the date of mailing of the notice for the 2020 annual meeting prior to such mailing. As currently provided in our bylaws, stockholder nominations or proposals for the 2020 annual meeting will be due the 10th day following the day on which disclosure is first made in one of our Forms 10-Q of the date of mailing of the notice for the 2020 annual meeting. Stockholders desiring to nominate a director or submit a proposal are advised to examine the Company’s bylaws, as they contain additional submission requirements.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

Exhibit A

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

OF

SMARTSTOP SELF STORAGE REIT, INC.

FIRST: SmartStop Self Storage REIT, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is SmartStop Self Storage REIT, Inc. (the “Corporation”).

ARTICLE II

PURPOSE

The Corporation is formed for the purpose of carrying on any lawful business or activity, which may include qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”).

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 2405 York Road, Suite 201, Lutherville Timonium, Maryland 21093. The address of the Corporation’s principal office in the State of Maryland is c/o The Corporation Trust Incorporated, 2405 York Road, Suite 201, Lutherville Timonium, Maryland 21093.

ARTICLE IV

DEFINITIONS

As used herein, the following terms shall have the following meanings unless the context otherwise requires:

Aggregate Stock Ownership Limit. 9.8% in value of the aggregate of the outstanding shares of Stock or such other percentage determined by the board of directors in accordance with Section 6.1.8 herein.

Beneficial Ownership. Ownership of Stock by a Person, whether the interest in the shares of Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Code. The term shall have the meaning as provided in Article II herein.

Class A Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Class T Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Common Stock Ownership Limit. 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock or such other percentage determined by the board of directors in accordance with Section 6.1.8 herein.

Common Stockholders. The holders of record of Common Stock.

Constructive Ownership. Ownership of Stock by a Person, whether the interest in the shares of Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

Corporation. The term shall have the meaning as provided in Article I herein.

Excepted Holder. A stockholder of the Corporation for whom an Excepted Holder Limit is created by the board of directors pursuant to Section 6.1.7.

Excepted Holder Limit. The percentage limit established by the board of directors pursuant to Section 6.1.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the board of directors pursuant to Section 6.1.7, and subject to adjustment pursuant to Section 6.1.8.

Independent Director. A director who satisfies the independence requirements of the New York Stock Exchange as in effect from time to time.

Market Price. With respect to any class or series of outstanding shares of Stock, the Closing Price for such Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Stock is listed or admitted to trading or, if such Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or, if NASDAQ is no longer in use, the principal other automated quotation system that may then be in

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use or, if such Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Stock selected by the board of directors or, in the event that no trading price is available for such Stock, the fair market value of the Stock, as determined in good faith by the board of directors.

MGCL. The Maryland General Corporation Law, as amended from time to time.

Net Asset Value Per Share of Class A Common Stock. The net asset value of the Corporation allocable to the Class A Common Stock, determined as described in the Corporation’s periodic filings with the Securities and Exchange Commission, divided by the number of outstanding shares of Class A Common Stock.

Net Asset Value Per Share of Class T Common Stock. The net asset value of the Corporation allocable to the Class T Common Stock, determined as described in the Corporation’s periodic filings with the Securities and Exchange Commission, divided by the number of outstanding shares of Class T Common Stock.

Person. An individual, corporation, association, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, private foundation within the meaning of Section 509(a) of the Code, joint stock company, partnership, limited liability company or other legal entity and also includes a “group” as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, and a group to which an Excepted Holder Limit (as defined in Article VI) applies.

Preferred Stock. The term shall have the meaning as provided in Section 5.1 herein.

Prohibited Owner. With respect to any purported Transfer, any Person who but for the provisions of Section 6.1.1 would Beneficially Own or Constructively Own shares of Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

REIT. A corporation, trust or association which is engaged in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by mortgages on real estate or both and that qualifies as a real estate investment trust under Sections 856 through 860 of the Code.

Restriction Termination Date. The first day on which the board of directors determines pursuant to Section 7.2 that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with any or all of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

SDAT. The State Department of Assessments and Taxation of Maryland.

Stock. All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Stockholder Servicing Fee. The stockholder servicing fee on the Class T Common Stock payable to the Dealer Manager and to be re-allowed to participating broker-dealers, as described in the Corporation’s periodic filings with the Securities and Exchange Commission.

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Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Stock or the right to vote or receive distributions on Stock, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Stock or any interest in Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned, and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. Any trust provided for in Section 6.2.1.

Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

ARTICLE V

STOCK

Section 5.1. Authorized Shares. The Corporation has authority to issue 700,000,000 shares of common stock, $0.001 par value per share (“Common Stock”), of which 350,000,000 shares of Common Stock shall be designated as Class A Common Stock (“Class A Common Stock”) and 350,000,000 shares of Common Stock shall be designated as Class T Common Stock (“Class T Common Stock”), and 200,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Stock having par value is $900,000. The board of directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Stock or the number of shares of Stock of any class or series that the Corporation has the authority to issue. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of shares of Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Stock set forth in the first sentence of this Section 5.1.

Section 5.2. Common Stock.

Section 5.2.1. Description. Subject to the provisions of Article VI and except as may otherwise be specified in the charter, each share of Common Stock shall entitle the holder thereof to one vote. The board of directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of Stock.

Section 5.2.2. Common Stock Subject to Terms of Preferred Stock. The Common Stock shall be subject to the express terms of any series of Preferred Stock.

Section 5.2.3. Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up, or any distribution of the assets of the Corporation, (a) the holder of each share of Class A Common Stock shall be entitled to be paid, out of the assets of the Corporation that are legally available for distribution to the stockholders, a liquidation

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payment equal to the Net Asset Value Per Share of Class A Common Stock; and (b) the holder of each share of Class T Common Stock shall be entitled to be paid, out of the assets of the Corporation that are legally available for distribution to the stockholders, a liquidation payment equal to the Net Asset Value Per Share of Class T Common Stock.

Section 5.2.4. Voting Rights. Except as may be provided otherwise in the charter, and subject to the express terms of any class or series of Preferred Stock, each holder of a share of Common Stock shall vote together with the holders of all other shares of Common Stock, as a single class on all actions to be taken by the stockholders, and the holders of the Common Stock shall have the exclusive right to vote on all matters (as to which a Common Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the stockholders; provided, however, that with respect to any matter that would alter only the contract rights of a particular class of Common Stock, only the holders of such affected class of Common Stock shall have the right to vote on such matter.

Section 5.2.5. Conversion Upon Listing. Upon the listing of a class of Common Stock for trading on a national securities exchange, each share of Stock of the classes of Common Stock that are not so listed shall automatically and without any action on the part of the holder thereof convert into a number of shares of Stock of the listed class of Common Stock equal to a fraction, the numerator of which is the net asset value of the Corporation allocable to the shares of Stock of the applicable non-listed class of Common Stock and the denominator of which is the net asset value of the Corporation allocable to the shares of Stock of the listed class of Common Stock.

Section 5.3. Preferred Stock. The board of directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time into one or more classes or series of Stock.

Section 5.4. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Stock; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.5. Charter and Bylaws. The rights of all stockholders and the terms of all Stock are subject to the provisions of the charter and the bylaws.

Section 5.6. No Preemptive Rights or Appraisal Rights. Except as may be provided by the board of directors in setting the terms of classified or reclassified shares of Stock pursuant to Section 5.4 above or as may otherwise be provided by contract approved by the board of directors, no holder of shares of Stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature. Holders of shares of Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or

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any successor statute unless the board of directors, upon such terms and conditions as may be specified by the board of directors, shall determine that such rights apply, with respect to all or any classes or series of Stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares of Stock would otherwise be entitled to exercise such rights.

Section 5.7. Issuance of Shares Without Certificates. The board of directors may authorize the issuance of shares of Stock without certificates. The Corporation shall continue to treat the holder of uncertificated Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose.

Section 5.8. Distributions. The board of directors may from time to time authorize payments to stockholders in connection with their Stock, in cash or other assets of the Corporation or in Stock, including in Stock of one class payable to holders of Stock of another class. Until the board of directors determines that it is no longer in the best interest of the Corporation to qualify as a REIT, the board of directors shall endeavor to authorize dividends to the extent necessary to preserve the status of the Corporation as a REIT; provided, however, that stockholders shall have no right to any dividend or other distribution unless and until authorized by the board of directors and declared by the Corporation. The exercise of the powers and rights of the board of directors pursuant to this section shall be subject to the provisions of any class or series of Stock at the time outstanding.

The per share amount of distributions, if any, paid on the shares of Class A Common Stock and Class T Common Stock will differ because of the Stockholder Servicing Fee. With respect to distributions, other than distributions pursuant to a program or programs by which the Corporation voluntarily repurchases shares from its stockholders, each stockholder of a class or series of shares of Stock shall be treated the same as every other stockholder of that class or series and no class or series of Stock shall be treated other than in accordance with its rights as a class or series as set forth in the charter.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1. Stock.

Section 6.1.1. Ownership Limitations. Prior to the Restriction Termination Date but subject to Section 6.3:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit, and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Stock to the extent that such Beneficial Ownership or Constructive Ownership of Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

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(iii) Any Transfer of shares of Stock that, if effective, would result in the Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Stock; provided, however, that the board of directors may waive the application of this Section 6.1.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b) Transfer in Trust. If any Transfer of shares of Stock occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Stock in violation of Section 6.1.1(a)(i) or Section 6.1.1(a)(ii),

(i) then that number of shares of Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or Section 6.1.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii) if the Transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or Section 6.1.1(a)(ii), then the Transfer of that number of shares of Stock that otherwise would cause any Person to violate Section 6.1.1(a)(i) or Section 6.1.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Stock.

To the extent that, upon a transfer of shares of Stock pursuant to this Section 6.1.1(b), a violation of any provision of this Article VI would nonetheless be continuing (for example where the ownership of shares of Stock by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), the shares of Stock shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VI.

Section 6.1.2. Remedies for Breach. If the board of directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Stock in violation of Section 6.1.1(a) (whether or not such violation is intended), the board of directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1(a) shall automatically result in the Transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors.

Section 6.1.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Stock that will or may violate Section 6.1.1(a) or any Person who would have owned shares of Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section 6.1.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

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Section 6.1.4. Owners Required to Provide Information. Prior to the Restriction Termination Date:

(a) every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Stock and other shares of the Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

(b) each Person who is a Beneficial Owner or Constructive Owner of Stock and each Person (including the stockholder of record) who is holding Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.1.5. Remedies Not Limited. Subject to Section 7.2, nothing contained in this Section 6.1 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 6.1.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained herein, the board of directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or Section 6.2 requires an action by the board of directors and the charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1 or 6.2. Absent a decision to the contrary by the board of directors, if a Person would have (but for the remedies set forth in Section 6.2) acquired Beneficial Ownership or Constructive Ownership of Stock in violation of Section 6.1(a), such remedies (as applicable) shall apply first to the shares of Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Stock based upon the relative number of the shares of Stock held by each such Person.

Section 6.1.7. Exceptions.

(a) Subject to Section 6.1.1(a)(ii), the board of directors, in its sole and absolute discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Stock will violate Section 6.1.1(a)(ii);

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(ii) such Person does not and represents that it will not own, actually own or Constructively Own, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to actually own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such shares of Stock being automatically transferred to a Trust in accordance with Section 6.1.1(b) and Section 6.2.

(b) Prior to granting any exception pursuant to Section 6.1.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of directors in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Stock (or securities convertible into or exchangeable for Stock) may Beneficially Own or Constructively Own shares of Stock (or securities convertible into or exchangeable for Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time; or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 6.1.8. Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit. Subject to Section 6.1.1(a)(ii), the board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons. No decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will be effective for any Person whose percentage of ownership in Stock is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, as applicable, until such time as such Person’s percentage of ownership in Stock equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Stock in excess of such percentage ownership of Stock will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Stock.

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Section 6.1.9. Legend. Each certificate for shares of Stock, if certificated, or any written statement of information in lieu of a certificate delivered to a holder of uncertificated shares of Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter: (a) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Stock, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, any Transfer of shares of Stock that, if effective, would result in the Stock being Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Stock. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Stock in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (a), (b) or (c) above are violated, the shares of Stock in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Stock upon the terms and conditions specified by the board of directors in its sole and absolute discretion if the board of directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (a), (b) or (c) above may be void ab initio.

All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Stock on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

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Instead of the foregoing legend, the certificate or written statement of information delivered in lieu of a certificate, if any, may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

Section 6.2. Transfer of Stock in Trust.

Section 6.2.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a transfer of shares of Stock to a Trust, such shares of Stock shall be deemed to have been Transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Trust pursuant to Section 6.1.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.

Section 6.2.2. Status of Shares Held by the Trustee. Shares of Stock held by the Trustee shall be issued and outstanding shares of Stock. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

Section 6.2.3. Distributions and Voting Rights. The Trustee shall have all voting rights and rights to distributions with respect to shares of Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Corporation that the shares of Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee. Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.2.4. Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. The Trustee may

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reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.2.3 of this Article VI. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Trustee upon demand.

Section 6.2.5. Purchase Right in Stock Transferred to the Trustee. Shares of Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such Transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.

Section 6.2.6. Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Stock held in the Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 6.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 6.3. Settlement. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.4. Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.5. Non-Waiver. No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.

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ARTICLE VII

BOARD OF DIRECTORS

Section 7.1. Number of Directors. The number of directors of the Corporation shall be five. The number of directors of the Corporation may be increased or decreased from time to time pursuant to the bylaws but shall never be less than the minimum number required by the MGCL. A majority of the directors will be Independent Directors. The Corporation elects pursuant to Section 3-804(c) of the MGCL that, except as may be provided by the board in setting the terms of any class or series of Preferred Stock, any and all vacancies on the board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his or her successor is duly elected and qualifies. No reduction in the number of directors shall cause the removal of any director from office prior to the expiration of his or her term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the directors who shall serve on the board until the next annual meeting of the stockholders and until their successor are duly elected and qualify, subject to the filling of vacancies or an increase in the number of directors prior to the next annual meeting of the stockholders, are:

H. Michael Schwartz

Paula Mathews

Timothy S. Morris

David J. Mueller

Harold “Skip” Perry

Section 7.2. REIT Qualification. The board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The board of directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on ownership and Transfers of Stock set forth in Article VI is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article VI.

Section 7.3. Determinations by the Board. The determination as to any of the following matters, made by or pursuant to the direction of the board of directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Stock or the payment of other distributions on its Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of Stock; (e) the number of shares of Stock of any class of the Corporation; (f) any interpretation or resolution of any ambiguity with respect to any provision of the charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of Stock) or of the bylaws; (g) any interpretation of the terms and conditions of one or more agreements with any Person; (h) any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or (i) any other matter relating to the business and affairs of the Corporation or required or

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permitted by applicable law, the charter or bylaws or otherwise to be determined by the board of directors; provided, however, that any determination by the board of directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no director shall be liable for making or failing to make such a determination.

Section 7.4. Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

Section 7.5 Authorization by Board of Stock Issuance. The board of directors may authorize the issuance from time to time of shares of Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of Stock of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the bylaws.

ARTICLE VIII

LIABILITY OF DIRECTORS,

OFFICERS AND OTHER AGENTS

Section 8.1. Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 8.1, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 8.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 8.2. Indemnification.

(a) To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to: (i) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in such capacity; or (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, member, manager, partner or trustee of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in such capacity. With the approval of the board of directors, the Corporation shall have the power to provide such indemnification and advancement of expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided herein shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

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(b) Neither the amendment nor repeal of this Section 8.2, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 8.2, shall limit or eliminate the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring prior to such amendment, repeal or adoption.

ARTICLE IX

AMENDMENT

The Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.

ARTICLE X

MISCELLANEOUS

Section 10.1. Governing Law. The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of law provisions thereof.

Section 10.2 Provisions in Conflict with Law or Regulations.

(a) The provisions of the charter are severable, and if the board of directors shall determine that any one or more of such provisions are in conflict with the REIT provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of the charter, even without any amendment of the charter pursuant to Article IX hereof; provided, however, that such determination by the board of directors shall not affect or impair any of the remaining provisions of the charter or render invalid or improper any action taken or omitted prior to such determination. No director shall be liable for making or failing to make such a determination.

(b) If any provision of the charter shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of the charter in any jurisdiction.

Section 10.3 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation in the State of Maryland is as set forth in Article III of the foregoing amendment and restatement of the charter.

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FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.

SEVENTH: The undersigned acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Strategic Storage Trust II, Inc. has caused the foregoing Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ___ day of ____________, 20__.

ATTEST:		SMARTSTOP SELF STORAGE REIT, INC.

By:		By:
Michael S. McClure
	Secretary		President

Exhibit B

~~FIRST~~ SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

OF

~~STRATEGIC~~ SMARTSTOP SELF STORAGE ~~TRUST II~~REIT, INC.

FIRST: ~~Strategic~~ SmartStop Self Storage ~~Trust II~~REIT, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is ~~Strategic~~ SmartStop Self Storage ~~Trust II~~REIT, Inc. (the “Corporation”).

ARTICLE II

PURPOSE

The Corporation is formed for the purpose of carrying on any lawful business or activity, which may include qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”).

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, ~~351 West Camden Street~~2405 York Road, ~~Baltimore~~Suite 201, Lutherville Timonium, Maryland ~~21201~~21093. The address of the Corporation’s principal office in the State of Maryland is ~~351 West Camden Street, Baltimore, Maryland 21201. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine~~c/o The Corporation Trust Incorporated, 2405 York Road, Suite 201, Lutherville Timonium, Maryland 21093.

ARTICLE IV

DEFINITIONS

As used herein, the following terms shall have the following meanings unless the context otherwise requires:

~~Acquisition Expenses. Expenses related to the Corporation’s sourcing, selection, evaluation and acquisition of, and investment in, properties, whether or not acquired or made, including but not limited to legal fees and expenses, travel and communications expenses, costs of financial analysis, appraisals and surveys, nonrefundable option payments on property not acquired, accounting fees and expenses, computer use-related expenses, architectural and engineering reports, environmental reports, title insurance and escrow fees.~~

~~Acquisition Fees. The total of any and all fees and commissions paid by any Person to any Person in connection with making or investing in mortgage loans or the purchase, development or construction of property by the Corporation. Included in the computation of such fees or commissions shall be any real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor or Advisor in connection with the actual development and construction of any property.~~

~~Advisor. The Person responsible for directing or performing the day-to-day business affairs of the Corporation, including a Person to which an Advisor subcontracts substantially all such functions.~~

~~Advisory Agreement. The agreement, as it may be amended or restated from time to time, between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.~~

~~Affiliate. An Affiliate of another Person includes any of the following:~~

~~(a) any Person directly or indirectly owning, controlling or holding, with power to vote, 10% or more of the outstanding voting securities of such other Person;~~

~~(b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person;~~

~~(c) any Person directly or indirectly controlling, controlled by or under common control with such other Person;~~

~~(d) any executive officer, director, trustee or general partner of such other Person; and~~

~~(e) any legal entity for which such Person acts as an executive officer, Director, trustee or general partner.~~

Aggregate Stock Ownership Limit. 9.8% in value of the aggregate of the outstanding shares of Stock~~. The value of the outstanding shares of Stock shall be~~ or such other percentage determined by the board of directors in ~~good faith, which determination shall be conclusive for all purposes hereof~~accordance with Section 6.1.8 herein.

~~Average Invested Assets.  For a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly in equity interests in and loans secured by real estate, before reserves for depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

Beneficial Ownership. Ownership of Stock by a Person, whether the interest in the shares of Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

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Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Code. The term shall have the meaning as provided in Article II herein.

Class A Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Class T Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Common Stock Ownership Limit. 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock ~~of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be~~ or such other percentage determined by the board of directors in ~~good faith, which determination shall be conclusive for all purposes hereof~~accordance with Section 6.1.8 herein.

Common Stockholders. The holders of record of Common Stock.

~~Competitive Real Estate Commission. A real estate or brokerage commission paid (or, if no commission is paid, the amount that customarily would be paid) for the purchase or sale of a property that is reasonable, customary and competitive in light of the size, type and location of the property.~~

~~Construction Fee. A fee or other remuneration for acting as general contractor and/or construction manager to construct, supervise and coordinate leasehold or other improvements or projects or to provide major repairs or rehabilitation on a property.~~

Constructive Ownership. Ownership of Stock by a Person, whether the interest in the shares of Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

~~Contract Purchase Price.  The amount actually paid or allocated in respect of the purchase, development, construction or improvement of an asset or property exclusive of Acquisition Fees and Acquisition Expenses.~~

Corporation. The term shall have the meaning as provided in Article I herein.

~~Development Fee. A fee for the packaging of the Corporation’s property, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific property, either initially or at a later date.~~

~~Director. A member of the board of directors that manages the Corporation.~~

~~Equity Securities.  Equity securities that are “publicly traded” as that term is used in Rule 10b-17 under the Securities Exchange Act of 1934. Equity Securities shall not include any investment security represented by an interest in, or secured by, one or more pools of mortgage loans.~~

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Excepted Holder. A stockholder of the Corporation for whom an Excepted Holder Limit is created by ~~this charter or by~~ the board of directors pursuant to Section 6.1.7.

Excepted Holder Limit. The percentage limit established by the board of directors pursuant to Section 6.1.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the board of directors pursuant to Section 6.1.7, and subject to adjustment pursuant to Section 6.1.8.

~~Independent Directors. The Directors of the Corporation who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the Corporation.~~

~~(a) A Director shall be deemed to be associated with the Sponsor or Advisor if he or she:~~

~~(i) owns an interest in the Sponsor, Advisor or any of their Affiliates;~~

~~(ii) is employed by the Sponsor, Advisor or any of their Affiliates;~~

~~(iii) is an officer or director of the Sponsor, Advisor or any of their Affiliates;~~

~~(iv) performs services, other than as a Director, for the Corporation;~~

~~(v) is a director or trustee for more than three REITs organized by the Sponsor or Advisor or advised by the Advisor; or~~

~~(vi) has any material business or professional relationship with the Sponsor, Advisor or any of their Affiliates.~~

~~(b) For purposes of determining whether or not a business or professional relationship is material pursuant to (a)(vi) above, the annual gross revenue derived by the Director from the Sponsor, Advisor and their Affiliates shall be deemed material per se if it exceeds 5% of the Director’s:~~

~~(i) annual gross revenue, derived from all sources, during either of the last two years; or~~

~~(ii) net worth, on a fair market value basis.~~

~~(c) An indirect relationship shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Sponsor, Advisor any of their Affiliates or the Corporation.~~

~~Independent Expert.  A Person (selected by the Independent Directors) with no material current or prior business or personal relationship with the Advisor or a Director who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation.~~

~~Initial Investment. An investment of $200,000 by the Advisor or an Affiliate thereof to acquire an equity interest in the Corporation or an Affiliate of the Corporation through which the Corporation intends to conduct substantially all of its operations.~~

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~~Initial Public Offering.  The initial public offering and sale of Common Stock of the Corporation pursuant to the Corporation’s first effective registration statement covering such Common Stock filed under the Securities Act of 1933.~~

~~Joint Venture. Joint venture or general partnership arrangements in which the Corporation or its subsidiaries is a co-venturer or general partner which are established to acquire properties or other real estate investments.~~

~~Leverage. The aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~Listed. Approved for trading on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934. The term “Listing” shall have the correlative meaning.~~

Independent Director. A director who satisfies the independence requirements of the New York Stock Exchange as in effect from time to time.

Market Price. With respect to any class or series of outstanding shares of Stock, the Closing Price for such Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Stock is listed or admitted to trading or, if such Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or, if NASDAQ is no longer in use, the principal other automated quotation system that may then be in use or, if such Stock is not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Stock selected by the board of directors or, in the event that no trading price is available for such Stock, the fair market value of the Stock, as determined in good faith by the board of directors.

MGCL. The Maryland General Corporation Law, as amended from time to time.

~~NASAA REIT Guidelines. The Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association membership on May 7, 2007, as may be amended from time to time.~~

~~Net Assets. The total assets of the Corporation (other than intangibles) at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.~~

Net Asset Value Per Share of Class A Common Stock. The net asset value of the Corporation allocable to the Class A Common Stock, determined as described in the Corporation’s periodic filings with the Securities and Exchange Commission, divided by the number of outstanding shares of Class A Common Stock.

Net Asset Value Per Share of Class T Common Stock. The net asset value of the Corporation allocable to the Class T Common Stock, determined as described in the Corporation’s periodic filings with the Securities and Exchange Commission, divided by the number of outstanding shares of Class T Common Stock.

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~~Net Income.  For any period, total revenues applicable to such period, less expenses applicable to such period other than additions to reserves for depreciation, amortization, bad debt, or other non-cash reserves. If the Advisor receives an incentive fee, Net Income, for purposes of calculating Total Operating Expenses in Section 8.8, shall exclude the gain from the sale of the Corporation’s assets.~~

~~Organization and Offering Expenses. Any and all costs and expenses incurred by the Corporation, the Advisor or any Affiliate of either in connection with and in preparing the Corporation for registration of and subsequently offering and distributing its Stock to the public, which may include but are not limited to total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), legal, accounting and escrow fees, expenses for printing, engraving, amending, supplementing and mailing, distribution costs, compensation to employees while engaged in registering, marketing, selling and wholesaling the Stock, telegraph and telephone costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Stock under Federal and State laws, including accountants’ and attorneys’ fees and other accountable offering expenses. Organization and Offering Expenses may include, but are not limited to: (a) amounts to reimburse the Advisor for all marketing related costs and expenses such as compensation to and direct expenses of the Advisor’s employees or employees of the Advisor’s Affiliates in connection with registering and marketing the Stock; (b) travel and entertainment expenses related to the offering and marketing of the Stock; (c) facilities and technology costs and other costs and expenses associated with the offering and to facilitate the marketing of the Stock including web site design and management; (d) costs and expenses of conducting training and educational conferences and seminars; (e) costs and expenses of attending broker-dealer sponsored retail seminars or conferences; and (f) payment or reimbursement of bona fide due diligence expenses.~~

Person. An individual, corporation, association, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, private foundation within the meaning of Section 509(a) of the Code, joint stock company, partnership, limited liability company or other legal entity and also includes a “group” as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, and a group to which an Excepted Holder Limit (as defined in Article VI) applies.

Preferred Stock. The term shall have the meaning as provided in Section 5.1 herein.

Prohibited Owner. With respect to any purported Transfer, any Person who but for the provisions of Section 6.1.1 would Beneficially Own or Constructively Own shares of Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

~~Prospectus.  The term shall have the meaning as defined in Section 2(10) of the Securities Act of 1933, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act of 1933 or, in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public.~~

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REIT. A corporation, trust or association which is engaged in investing in equity interests in real estate (including fee ownership and leasehold interests ~~and interests in partnerships and Joint Ventures holding real estate~~) or in loans secured by mortgages on real estate or both and that qualifies as a real estate investment trust under Sections 856 through 860 of the Code.

Restriction Termination Date. The first day on which the ~~Corporation~~ board of directors determines pursuant to Section ~~7.7~~ 7.2 that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with any or all of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

~~Roll-Up Entity. A partnership, REIT, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction. A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders of the Corporation.~~

~~Such term does not include:~~

~~(a) a transaction involving securities of the Corporation that have been Listed for at least 12 months; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) the voting rights of Common Stockholders;~~

~~(ii) the term of existence of the Corporation;~~

~~(iii) Sponsor or Advisor compensation; or~~

~~(iv) the Corporation’s investment objectives.~~

SDAT. The State Department of Assessments and Taxation of Maryland.

~~Sponsor. Any Person directly or indirectly instrumental in organizing, wholly or in part, the Corporation or any Person who will control, manage or participate in the management of the Corporation, and any Affiliate of such Person. Not included is any Person whose only relationship with the Corporation is as that of an independent property manager of the Corporation’s assets and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Corporation by:~~

~~(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Corporation, either alone or in conjunction with one or more other Persons;~~

~~(b) receiving a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property;~~

~~(c) having a substantial number of relationships and contacts with the Corporation;~~

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~~(d) possessing significant rights to control the Corporation’s properties;~~

~~(e) receiving fees for providing services to the Corporation which are paid on a basis that is not customary in the industry; or~~

~~(f) providing goods or services to the Corporation on a basis which was not negotiated at arms length with the Corporation.~~

Stock. All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

~~Stockholders. The registered holders of the Corporation’s shares of Stock.~~

~~Stockholder List. The term shall have the meaning as provided in Section 11.6 herein.~~

~~Total Operating Expenses. All expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to Corporation business, including advisory fees, but excluding: (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and Listing of the Stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid in compliance with Section 8.6, notwithstanding the next succeeding clause (f); and (f) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~

Stockholder Servicing Fee. The stockholder servicing fee on the Class T Common Stock payable to the Dealer Manager and to be re-allowed to participating broker-dealers, as described in the Corporation’s periodic filings with the Securities and Exchange Commission.

Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Stock or the right to vote or receive distributions on Stock, or any agreement to take any such actions or cause any such events~~, of Stock or the right to vote or receive distributions on Stock~~, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Stock or any interest in Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned, and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. Any trust provided for in Section 6.2.1.

Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

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~~Unimproved Real Property.  The real property of the Corporation that has the following three characteristics:~~

~~(a) such property was not acquired for the purpose of producing rental or other operating income;~~

~~(b) there is no development or construction in progress on such land; and~~

~~(c) no development or construction on such land is planned in good faith to commence on such land within one year.~~

ARTICLE V

STOCK

Section 5.1. Authorized Shares. The Corporation has authority to issue 700,000,000 shares of common stock, $0.001 par value per share (“Common Stock”), of which 350,000,000 shares of Common Stock shall be designated as Class A Common Stock (“Class A Common Stock”) and 350,000,000 shares of Common Stock shall be designated as Class T Common Stock (“Class T Common Stock”), and 200,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Stock having par value is $900,000. The board of directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Stock or the number of shares of Stock of any class or series that the Corporation has the authority to issue. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of shares of Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Stock set forth in the first sentence of this Section 5.1.

Section 5.2. Common Stock.

~~Section 5.2. Common Stock~~Section 5.2.1. Description. Subject to the provisions of Article VI and except as may otherwise be specified in the charter, each share of Common Stock shall entitle the holder thereof to one vote~~. The Common Stock shall be subject to the express terms of any series of Preferred Stock. Shares of a particular class of Common Stock shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights~~. The board of directors may reclassify any unissued shares of Common Stock from time to time ~~in~~ into one or more classes or series of Stock.

~~Section  5.3. Preferred Stock. The board of directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Stock, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Stock. The board of directors is granted the authority to authorize from time to time the issuance of one or more series of Preferred Stock. Prior to the issuance of each such class or series, the board of directors, by resolution, shall fix the number of shares to be included in each series, and the designation, preferences, terms, rights, restrictions, limitations, qualifications and terms and conditions of redemption of the shares of each class or series, if any. The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:~~

~~(a)  The designation of the series, which may be by distinguishing number, letter or title.~~

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~~(b) The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.~~

~~(c)   The redemption rights, including conditions and the price or prices, if any, for shares of the series.~~

~~(d)   The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.~~

~~(e)   The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, and the relative rights of priority, if any, of payment of shares of the series.~~

~~(f) Whether the shares of the series shall be convertible into shares of any other class or series or any other security of the Corporation or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.~~

~~(g)   Restrictions on the issuance of shares of the same series or of any other class or series.~~

~~(h)   The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.3.~~

~~(i) Any other relative rights, preferences and limitations on that series, subject to the express provisions of any other series of Preferred Stock then outstanding.~~

Section 5.2.2. Common Stock Subject to Terms of Preferred Stock. The Common Stock shall be subject to the express terms of any series of Preferred Stock.

Section 5.2.3. Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up, or any distribution of the assets of the Corporation, (a) the holder of each share of Class A Common Stock shall be entitled to be paid, out of the assets of the Corporation that are legally available for distribution to the stockholders, a liquidation payment equal to the Net Asset Value Per Share of Class A Common Stock; and (b) the holder of each share of Class T Common Stock shall be entitled to be paid, out of the assets of the Corporation that are legally available for distribution to the stockholders, a liquidation payment equal to the Net Asset Value Per Share of Class T Common Stock.

Section 5.2.4. Voting Rights. Except as may be provided otherwise in the charter, and subject to the express terms of any class or series of Preferred Stock, each holder of a share of Common Stock shall vote together with the holders of all other shares of Common Stock, as a single class on all actions to be taken by the stockholders, and the holders of the Common Stock shall have the exclusive right to vote on all matters (as to which a Common Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the stockholders; provided, however, that with respect to any matter that would alter only the contract rights of a particular class of Common Stock, only the holders of such affected class of Common Stock shall have the right to vote on such matter.

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Section 5.2.5. Conversion Upon Listing. Upon the listing of a class of Common Stock for trading on a national securities exchange, each share of Stock of the classes of Common Stock that are not so listed shall automatically and without any action on the part of the holder thereof convert into a number of shares of Stock of the listed class of Common Stock equal to a fraction, the numerator of which is the net asset value of the Corporation allocable to the shares of Stock of the applicable non-listed class of Common Stock and the denominator of which is the net asset value of the Corporation allocable to the shares of Stock of the listed class of Common Stock.

Section 5.3. Preferred Stock. The board of directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time into one or more classes or series of Stock.

Section 5.4. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Stock ~~of the Corporation~~; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Stock ~~of the Corporation~~ outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.5. Charter and Bylaws. ~~All Persons who shall acquire Stock in the Corporation shall acquire the same~~ The rights of all stockholders and the terms of all Stock are subject to the provisions of the charter and the bylaws.

Section 5.6. No Preemptive Rights or Appraisal Rights. ~~No~~ Except as may be provided by the board of directors in setting the terms of classified or reclassified shares of Stock pursuant to Section 5.4 above or as may otherwise be provided by contract approved by the board of directors, no holder of shares of Stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature~~; provided, however, that the board of directors may, in authorizing the issuance of shares of Stock of any class, confer any preemptive right that the board of directors may deem advisable in connection with such issuance~~. Holders of shares of Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the board of directors, upon such terms and conditions as may be specified by the board of directors, shall determine that such rights apply, with respect to all or any classes or series of Stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares of Stock would otherwise be entitled to exercise such rights.

Section 5.7. Issuance of Shares Without Certificates. The board of directors may authorize the issuance of shares of Stock without certificates. The Corporation shall continue to treat the holder of uncertificated Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose.

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~~Section 5.8.  Suitability and Minimum Investment of Stockholders. Until the Common Stock is Listed, the following provisions shall apply:~~

~~(a) To purchase Common Stock, the purchaser must represent to the Corporation that the purchaser meets the following suitability standards (or higher suitability standards of the state with jurisdiction over the sale if applicable):~~

~~(i) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(ii) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000.~~

~~(b) The Sponsor and each Person selling shares on behalf of the Sponsor or the Corporation shall make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each Common Stockholder. In making this determination, the Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall ascertain that the prospective Common Stockholder: (i) meets the minimum income and net worth standards set forth in Section 5.8(a); (ii) can reasonably benefit from the Corporation based on the prospective stockholder’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iv) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the stockholder may lose the entire investment; (3) the lack of liquidity of the shares; (4) the restrictions on transferability of the shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment. The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall make this determination on the basis of information it has obtained from a prospective stockholder, including information indirectly obtained from a prospective stockholder through such stockholder’s investment adviser, financial advisor or fiduciary. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective stockholder, as well as any other pertinent factors. The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall maintain for at least six years records of the information used to determine that an investment in shares is suitable and appropriate for a Common Stockholder.~~

~~(c) Each issuance or transfer of shares of Common Stock shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in the Prospectus as of the date of such issuance or transfer or any lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~

~~Section 5.9.  Distribution Reinvestment Plans.  The board of directors may establish, from time to time, a distribution reinvestment plan or plans. Under any distribution reinvestment plan, (a) all material information regarding distributions to the Common Stockholders and the effect of reinvesting such distributions, including the tax consequences thereof, shall be provided to the Common Stockholders not less often than annually, and (b) each Common Stockholder participating in such plan shall have a reasonable opportunity to withdraw from the plan not less often than annually after receipt of the information required in clause (a) above.~~

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~~Section 5.10. Distributions. Only the~~ Section 5.8. Distributions. The board of directors may from time to time authorize payments to stockholders in connection with their Stock~~. The decision to authorize a distribution, like all other board decisions, shall be made in good faith, in a manner reasonably believed to be in the best interest of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances.~~ , in cash or other assets of the Corporation or in Stock, including in Stock of one class payable to holders of Stock of another class. Until the board of directors determines that it is no longer in the best interest of the Corporation to qualify as a REIT, the board of directors ~~are~~ shall endeavor to authorize dividends to the extent necessary to preserve the status of the Corporation as a REIT; provided, however, that stockholders shall have no right to any dividend or other distribution unless and until authorized by the board of directors and declared by the Corporation. The exercise of the powers and rights of the board of directors pursuant to this section shall be subject to the provisions of any class or series of Stock at the time outstanding.

~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the charter or distributions that meet all of the following conditions: (a) the board of directors advises each Common Stockholder of the risks associated with direct ownership of the property; (b) the board of directors offers each Common Stockholder the election of receiving such in-kind distributions; and (c) in-kind distributions are made only to those Common Stockholders who accept such offer.~~

The per share amount of distributions, if any, paid on the shares of Class A Common Stock and Class T Common Stock will differ because of the Stockholder Servicing Fee. With respect to distributions, other than distributions pursuant to a program or programs by which the Corporation voluntarily repurchases shares from its stockholders, each stockholder of a class or series of shares of Stock shall be treated the same as every other stockholder of that class or series and no class or series of Stock shall be treated other than in accordance with its rights as a class or series as set forth in the charter.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1. Stock.

Section 6.1.1. Ownership Limitations. Prior to the Restriction Termination Date but subject to Section 6.3:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit, and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Stock to the extent that such Beneficial Ownership or Constructive Ownership of Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive

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Ownership that would result in the Corporation actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code)~~; provided, however, that Section 6.1.1(a)(ii)(1) shall not apply to the Corporation’s first taxable year for which a REIT election is made~~.

(iii) ~~Notwithstanding any other provisions contained herein, any~~ Any Transfer of shares of Stock ~~(whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system)~~ that, if effective, would result in the Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Stock; provided, however, that ~~(1) this Section 6.1.1(a)(iii) shall not apply to a Transfer of shares of Stock occurring in the Corporation’s first taxable year for which a REIT election is made and (2)~~ the board of directors may waive the application of this Section 6.1.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b) Transfer in Trust. If any Transfer of shares of Stock ~~(whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system)~~ occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Stock in violation of Section 6.1.1(a)(i) or Section 6.1.1(a)(ii),

(i) then that number of shares of Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or Section 6.1.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii) if the Transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or Section 6.1.1(a)(ii), then the Transfer of that number of shares of Stock that otherwise would cause any Person to violate Section 6.1.1(a)(i) or Section 6.1.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Stock.

To the extent that, upon a transfer of shares of Stock pursuant to this Section 6.1.1(b), a violation of any provision of this Article VI would nonetheless be continuing (for example where the ownership of shares of Stock by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), the shares of Stock shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VI.

Section 6.1.2. Remedies for Breach. If the board of directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Stock in violation of Section 6.1.1(a) (whether or not such violation is intended), the board of directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or

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attempted Transfers or other events in violation of Section 6.1.1(a) shall automatically result in the Transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors.

Section 6.1.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Stock that will or may violate Section 6.1.1(a) or any Person who would have owned shares of Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section 6.1.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.1.4. Owners Required to Provide Information. Prior to the Restriction Termination Date:

(a) every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Stock and other shares of the Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit~~.~~; and

(b) each Person who is a Beneficial Owner or Constructive Owner of Stock and each Person (including the stockholder of record) who is holding Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.1.5. Remedies Not Limited. Subject to Section ~~7.7~~7.2, nothing contained in this Section 6.1 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 6.1.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained herein, the board of directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or Section 6.2 requires an action by the board of directors and the charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1 or 6.2. Absent a decision to the contrary by the board of directors, if a Person would have (but for the remedies set forth in Section 6.2) acquired Beneficial Ownership or Constructive Ownership of Stock in violation of Section 6.1(a), such remedies (as applicable) shall apply first to the shares of Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Stock based upon the relative number of the shares of Stock held by each such Person.

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Section 6.1.7. Exceptions.

(a) Subject to Section 6.1.1(a)(ii), the board of directors, in its sole and absolute discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Stock will violate Section 6.1.1(a)(ii);

(ii) such Person does not and represents that it will not own, actually own or Constructively Own, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to actually own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such shares of Stock being automatically transferred to a Trust in accordance with Section 6.1.1(b) and Section 6.2.

(b) Prior to granting any exception pursuant to Section 6.1.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of directors in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Stock (or securities convertible into or exchangeable for Stock) may Beneficially Own or Constructively Own shares of Stock (or securities convertible into or exchangeable for Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time; or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 6.1.8. Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit. ~~The~~ Subject to Section 6.1.1(a)(ii), the board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons. No decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will be effective for any Person whose percentage of ownership in Stock is in

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excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, as applicable, until such time as such Person’s percentage of ownership in Stock equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Stock in excess of such percentage ownership of Stock will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Stock.

Section 6.1.9. Legend. Each certificate for shares of Stock, if certificated, or any written statement of information in lieu of a certificate delivered to a holder of uncertificated shares of Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a ~~Real Estate Investment Trust~~ REIT under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter: (a) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock ~~of the Corporation~~ unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Stock ~~of the Corporation~~, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, ~~no Person may~~ any Transfer of shares of Stock ~~if such Transfer~~ that, if effective, would result in the Stock ~~of the Corporation~~ being ~~owned~~ Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Stock. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Stock in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (a), (b) or (c) above are violated, the shares of Stock ~~represented hereby~~ in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Stock upon the terms and conditions specified by the board of directors in its sole and absolute discretion if the board of directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (a), (b) or (c) above may be void ab initio.

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All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Stock ~~of the Corporation~~ on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate or written statement of information delivered in lieu of a certificate, if any, may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

~~At the time of issue or transfer of shares of Stock without certificates, the Corporation may send the stockholder a written statement indicating that the Corporation will furnish information about the restrictions on transfer to the stockholder on request and without charge. If the Corporation issues shares of Stock with certificates, each certificate shall either contain the legend set forth above or shall state that the Corporation will furnish information about the restrictions on transfer to the stockholder on request and without charge.~~

Section 6.2. Transfer of Stock in Trust.

Section 6.2.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a transfer of shares of Stock to a Trust, such shares of Stock shall be deemed to have been Transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Trust pursuant to Section 6.1.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.

Section 6.2.2. Status of Shares Held by the Trustee. Shares of Stock held by the Trustee shall be issued and outstanding shares of Stock ~~of the Corporation~~. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

Section 6.2.3. Distributions and Voting Rights. The Trustee shall have all voting rights and rights to distributions with respect to shares of Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Corporation that the shares of Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee. Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not

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have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.2.4. Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.2.3 of this Article VI. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Trustee upon demand.

Section 6.2.5. Purchase Right in Stock Transferred to the Trustee. Shares of Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such Transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.

Section 6.2.6. Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Stock held in the Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 6.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

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Section 6.3. Settlement. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.4. Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.5. Non-Waiver. No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

BOARD OF DIRECTORS

Section 7.1. Number of Directors. The number of ~~Directors~~ directors of the Corporation shall be ~~three~~five. The number of ~~Directors~~ directors of the Corporation may be increased or decreased from time to time pursuant to the bylaws but shall never be less than ~~three~~the minimum number required by the MGCL. A majority of the ~~seats on the board of directors shall be for Independent Directors. The Independent Directors shall nominate replacements for vacancies amongst the Independent Director positions.~~ directors will be Independent Directors. The Corporation elects pursuant to Section 3-804(c) of the MGCL that, except as may be provided by the board in setting the terms of any class or series of Preferred Stock, any and all vacancies on the board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his or her successor is duly elected and qualifies. No reduction in the number of ~~Directors~~ directors shall cause the removal of any ~~Director~~ director from office prior to the expiration of his or her term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the ~~Directors~~ directors who shall serve on the board until the next annual meeting of the stockholders and until their successor are duly elected and ~~qualified~~qualify, subject to the filling of vacancies or an increase in the number of ~~Directors~~ directors prior to the next annual meeting of the stockholders, are:

H. Michael Schwartz

Paula Mathews

Timothy S. Morris

David J. Mueller

Harold “Skip” Perry

~~David J. Mueller~~

~~Section 7.2.  Term of Directors.  Each Director shall hold office for one year, until the next annual meeting of stockholders and until his successor is duly elected and qualified. Directors may be elected to an unlimited number of successive terms. Nothing in this section shall prohibit a Director from being reelected by the Stockholders.~~

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~~Section 7.3.  Experience.  Each Director who is not an Independent Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~

~~Section  7.4. Committees. The board may establish such committees as it deems appropriate, provided that the majority of the members of each committee are Independent Directors.~~

~~Section 7.5.  Fiduciary Obligations.  The Directors are fiduciaries of the Corporation and its stockholders. The Directors have a fiduciary duty to the stockholders to supervise the relationship between the Corporation and the Advisor.~~

~~Section 7.6.  Ratification of Charter.  At or before the first meeting of the board of directors which includes Independent Directors, the board of directors and the Independent Directors shall each review and ratify the charter by majority vote.~~

~~Section 7.7. REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the~~ Section 7.2. REIT Qualification. The board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The board of directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on ownership and Transfers of Stock set forth in Article VI is no longer required for REIT qualification~~. The determination by the board of directors that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT shall require the concurrence of two-thirds of the board of directors.~~ and (b) make any other determination or take any other action pursuant to Article VI.

~~Section 7.8~~Section 7.3. Determinations by the Board. The determination as to any of the following matters, made ~~in good faith~~ by or pursuant to the direction of the board of directors ~~or the Independent Directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court~~, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of ~~its~~ Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of ~~its~~ Stock or the payment of other distributions on its Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation~~; (e) the application of any provision of this charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor; (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, mortgage loans or other property, which expenses are excluded from the definition of Total Operating Expenses; and (iii) whether expenses qualify as Organization and Offering Expenses; (f) whether substantial justification exists to invest in or make a mortgage loan contemplated by Section 9.11(b) because of the presence of other underwriting criteria; and (g) any matters~~ or any shares of Stock; (e) the number of shares of Stock of any class of the Corporation; (f) any interpretation or resolution of any ambiguity with respect to any provision of the charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to

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dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of Stock) or of the bylaws; (g) any interpretation of the terms and conditions of one or more agreements with any Person; (h) any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or (i) any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the charter or bylaws or otherwise to be determined by the board of directors; provided, however, that any determination by the board of directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no director shall be liable for making or failing to make such a determination.

Section ~~7.9~~7.4. Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more ~~Directors~~directors, any ~~Director~~director, or the entire board of directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of ~~Directors. At a meeting in which there is a quorum, the holders of a majority of shares can elect to remove any Director, or the entire board of directors.~~directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

Section 7.5 Authorization by Board of Stock Issuance. The board of directors may authorize the issuance from time to time of shares of Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of Stock of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the bylaws.

~~Section 7.10.  Business Combination Statute. Notwithstanding any other provision of this charter or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any “business combination” (as defined in Section 3.601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Corporation, and any Person, Advisor or any Affiliate of the Advisor.~~

~~Section 7.11.  Control Share Acquisition Statute. Notwithstanding any other provision of this charter or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Stock of the Corporation by any Person.~~

~~Section 7.12 Board Action with Respect to Certain Matters. A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.~~

ARTICLE VIII

~~ADVISOR~~

~~Section 8.1.  Appointment and Initial Investment of Advisor. The board of directors may appoint an Advisor to direct and/or perform the day-to-day business affairs of the Corporation. The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation~~

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~~and to make executive decisions that conform to general policies and principles established by the board of directors. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Before the Initial Public Offering of the Corporation, the Advisor shall have made the Initial Investment. The Advisor or any such Affiliate may not sell the equity interest acquired with its Initial Investment while the Sponsor remains the sponsor to the Corporation but may transfer the interest in the Corporation acquired with its Initial Investment to its Affiliates.~~

~~Section 8.2.  Supervision of Advisor.  The board of directors shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the board of directors. The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board. The Independent Directors shall determine at least annually whether the expenses incurred by the Corporation are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. The Independent Directors shall determine, from time to time and at least annually, that the compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the charter. Each such determination shall be reflected in the minutes of the meetings of the board. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Corporation to determine that the provisions of the Advisory Agreement are being met. Each such determination shall be based on factors such as: (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Corporation’s portfolio; (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation; (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services; (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business; (e) the quality and extent of service and advice furnished by the Advisor; (f) the performance of the Corporation’s portfolio, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (g) the quality of the Corporation’s portfolio relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that it deems relevant, and its findings on each of the factors considered shall be recorded in the minutes of the board of directors. The Corporation may not enter into, renew or amend the Advisory Agreement without the approval (by majority vote) of the Independent Directors. The board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its Advisory Agreement with the Corporation is justified.~~

~~Section 8.3.  Fiduciary Obligations.  The Advisor is a fiduciary of the Corporation and its stockholders.~~

~~Section 8.4.  Termination.  Either the Independent Directors (by majority vote) or the Advisor may terminate the Advisory Agreement on 60 days written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the board of directors in making an orderly transition of the advisory function.~~

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~~Section 8.5.  Disposition Fee on Sale of Property.  If the Advisor or a Director or Sponsor or any Affiliate thereof provides a substantial amount of the services in the effort to sell the property of the Corporation, that Person may receive an amount up to the lesser of one-half of the Competitive Real Estate Commission or an amount equal to 3% of the sales price of such property or properties; provided, however, that the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such property or properties.~~

~~Section  8.6. Incentive Fees. An interest in the gain from the sale of assets of the Corporation (as opposed to real estate commissions, which are the subject of Section 8.5) may be paid to the Advisor or an entity affiliated with the Advisor provided that (a) the interest in the gain must be reasonable, and (b) if multiple Advisors are involved, incentive fees must be distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Advisor and its Affiliates. Such an interest in gain from the sale of assets of the Corporation shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Common Stockholders, in the aggregate, of an amount equal to 100% of the original issue price of the Common Stock, plus an amount equal to 6% of the original issue price of the Common Stock per annum cumulative. Distribution of incentive fees to the Advisor or an entity affiliated with the Advisor in proportion to the length of time served as Advisor while such property was held by the Corporation or in proportion to the fair market value of the asset at the time of the Advisor’s termination and the fair market value of the asset upon its disposition by the Corporation shall be considered reasonable methods by which to apportion incentive fees. For purposes of this Section 8.6, the original issue price of the Common Stock shall be reduced by prior cash distributions to Common Stockholders of net proceeds from the sale of assets of the Corporation.~~

~~Section 8.7.  Acquisition Fees.  The Corporation’s combined Acquisition Fees and Acquisition Expenses shall be reasonable and shall not exceed 6% of the Contract Purchase Price or, in the case of a mortgage loan, 6% of the funds advanced, unless a majority of the Directors (including a majority of the Independent Directors) approve the Acquisition Fees and Acquisition Expenses and determine the transaction to be commercially competitive, fair and reasonable to the Corporation. The Corporation may pay Acquisition Fees and Acquisition Expenses in advance of acquisitions provided that the method of allocating such Acquisition Fees and Acquisition Expenses to subsequent property or mortgage investments for purposes of the limit set forth in the preceding sentence has been approved by the Independent Directors.~~

~~Section  8.8. Reimbursement for Total Operating Expenses. Commencing four fiscal quarters after the Corporation’s acquisition of its first real estate asset, the Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for the 12 months then ended unless it has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings. After the end of any fiscal quarter of the Corporation for which there is an Excess Amount for the 12 months then ended, such fact shall be disclosed in writing and sent to the Common Stockholders within 60 days of such quarter-end (or shall be disclosed to the Common Stockholders in the next quarterly report of the Corporation), together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. In the event that the Independent Directors do not determine that excess expenses are justified (and therefore deemed excessive), the Advisor shall reimburse the Corporation at the end of the 12-month period the amount by which the aggregate annual expenses paid or incurred by the Corporation exceeded the 2%/25% Guidelines.~~

~~Section  8.9. Corporate Opportunities. For so long as the Corporation is externally advised by the Advisor, the Corporation has no interest in any opportunity known to the Advisor or an Affiliate thereof unless it has been recommended to the Corporation by the Advisor. The preceding sentence shall be of no consequence except in connection with the application of the corporate opportunity doctrine.~~

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~~ARTICLE IX~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~Section 9.1.  Investment Objectives.  The board of directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure that such policies are carried out. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of the Common Stockholders. Each such determination and the basis therefore shall be set forth in the minutes of the meetings of the board of directors.~~

~~Section  9.2. Approval of Acquisitions. The Corporation may not purchase any property without the approval of a majority of the board of directors or the approval of a majority of a committee of the board, provided that the members of the committee approving the transaction would also constitute a majority of the board. The consideration paid for any property acquired by the Corporation will ordinarily be based on the fair market value of such property as determined by a majority of the Directors. In cases in which a majority of the Independent Directors so determine, and in all cases in which assets are acquired from our Advisor, Directors, Sponsor, or Affiliates thereof, such fair market value shall be as determined by an Independent Expert selected by the Independent Directors.~~

~~Section 9.3.  Limitations on Sales to Affiliates.  The Corporation shall not transfer or lease assets to a Sponsor, the Advisor, a Director or an Affiliate thereof unless approved pursuant to Section 10.2 herein.~~

~~Section 9.4.  Limitations on Joint Ventures.  The Corporation shall not invest in a Joint Venture or Equity Securities unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves such investment as being fair, competitive and commercially reasonable. The Corporation shall not invest in a Joint Venture with the Sponsor, Advisor, a Director or any Affiliate thereof unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Corporation and the transaction is on substantially the same terms and conditions as those received by the other joint venturers.~~

~~Section  9.5. Limitations on Other Transactions Involving Affiliates. A majority of Directors (including a majority of Independent Directors) not otherwise interested in such transactions must conclude that all other transactions between the Corporation and a Sponsor, the Advisor, a Director or an Affiliate thereof are fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~

~~Section 9.6.  Limitations on the Repurchase of Stock. The board may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases shares from its stockholders; provided, however, that such repurchase does not impair the capital or operations of the corporation. The Corporation may not pay a fee to the Advisor, a Sponsor, a Director or an Affiliate thereof in connection with the Corporation’s repurchase of shares of Stock.~~

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~~Section 9.7.  Limitations on Loans.  The Corporation will not make any loans to a Sponsor, the Advisor, a Director or an Affiliate thereof except (a) as provided in Section 9.11 or (b) to wholly owned subsidiaries (directly or indirectly) of the Corporation. The Corporation will not borrow from such parties unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair, competitive and commercially reasonable and no less favorable to the Corporation than comparable loans between unaffiliated parties. These restrictions on loans apply to advances of cash that are commonly viewed as loans, as determined by the board of directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor would the prohibition limit the Corporation’s ability to advance reimbursable expenses incurred by Directors or officers or the Advisor or its Affiliates.~~

~~Section  9.8. Limitations on Leverage. The aggregate borrowings of the Corporation, secured and unsecured, shall be reviewed by the board of directors at least quarterly. The maximum amount of such borrowings in relation to the Net Assets shall not exceed 300% in the absence of a satisfactory showing that a higher level of borrowings is appropriate. Any excess in borrowings over such 300% level shall be approved by the Independent Directors (by majority vote) and disclosed to the Common Stockholders in the next quarterly report of the Corporation, along with justification for such excess.~~

~~Section 9.9.  Limitations on the Issuance of Options and Warrants.~~

~~(a) The Corporation shall not issue options or warrants to purchase Stock (i) with an exercise price that is less than the fair market value of such Stock on the date of grant or (ii) for consideration (which may include services) that the Independent Directors conclude (by majority vote) has a fair market value that is less than the value of such option or warrant on the date of grant.~~

~~(b) The Corporation shall not issue options or warrants to purchase Stock to the Advisor, a Sponsor, a Director or an Affiliate thereof (i) on terms more favorable than the Corporation offers such options or warrants to the general public or (ii) in excess of an amount equal to 10% of the outstanding Stock on the date of grant.~~

~~Section 9.10.  Limitations on Investments in Commodities Contracts. The Corporation may not invest in commodities or commodity futures contracts, except for futures contracts used solely for the purpose of hedging in connection with the ordinary business of investing in real estate assets and mortgages.~~

~~Section 9.11.  Limitations Regarding Mortgage Loans.  The Corporation may not make or invest in mortgage loans unless an appraisal is obtained concerning the underlying property, except for those mortgage loans insured or guaranteed by a government or government agency. In cases in which the Independent Directors (by majority vote) so determine, and in all cases in which the transaction is with the Advisor, a Director, a Sponsor or an Affiliate thereof, such an appraisal must be obtained from an Independent Expert concerning the underlying property. The Corporation shall keep the appraisal for at least five years and make it available for inspection and duplication by any Common Stockholder. The Corporation shall obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Further, the Advisor and the board of directors shall observe the following policies in connection with investing in or making mortgage loans:~~

~~(a) The Corporation shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~

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~~(b) The Corporation shall not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless the board determines that a substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation,” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.~~

~~(c) The Corporation may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, a Sponsor, a Director or an Affiliate of the Corporation.~~

~~Section  9.12. Limitations on Investments in Unimproved Real Property. The Corporation may not make investments in Unimproved Real Property or mortgage loans on Unimproved Real Property in excess of 10% of the Corporation’s total assets.~~

~~Section 9.13.  Limitations on Issuances of Securities. The Corporation may not (a) issue Equity Securities on a deferred payment basis or other similar arrangement, (b) issue debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to service that higher level of debt as determined by the board of directors or a duly authorized executive officer of the Corporation, (c) issue Equity Securities that are assessable after receipt by the Corporation of the consideration for which the board authorized their issuance, or (d) issue Equity Securities redeemable solely at the option of the holder, which restriction has no affect on the Corporation’s ability to implement a share redemption program. The Corporation may issue shares of Preferred Stock with voting rights; provided that, when a privately issued share of Preferred Stock is entitled to vote on a matter with the holders of shares of Common Stock, the relationship between the number of votes per such share of Preferred Stock and the consideration paid to the Corporation for such share shall not exceed the relationship between the number of votes per any publicly offered share of Common Stock and the book value per outstanding share of Common Stock. Nothing in this Section 9.13 is intended to prevent the Corporation from issuing Equity Securities pursuant to a plan whereby the commissions on the sales of such securities are in whole or in part deferred and paid by the purchaser thereof out of future distributions on such securities or otherwise.~~

~~Section 9.14.  Limitations on Roll-Up Transactions.  In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. The assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and its stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. If the appraisal will be included in a Prospectus used to offer the securities of the Roll-Up Entity, the appraisal shall be filed with the SEC and the states as an exhibit to the registration statement for the offering. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to each Common Stockholder who votes against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

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~~(b) one of the following:~~

~~(i) remaining as a Common Stockholder of the Corporation and preserving its interests therein on the same terms and conditions as existed previously; or~~

~~(ii) receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the Net Assets of the Corporation.~~

~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(A) that would result in the Common Stockholders having voting rights in a Roll-Up Entity that are less than the rights set forth in Article XI hereof;~~

~~(B) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or that would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares held by that investor;~~

~~(C) in which investors’ rights of access to the records of the Roll-Up Entity will be less than those described in Section 11.5 and Section 11.6 hereof; or~~

~~(D) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is not approved by the Common Stockholders.~~

~~ARTICLE X~~

~~CONFLICTS OF INTEREST~~

~~Section 10.1.  Sales and Leases to the Corporation. The Corporation may purchase or lease an asset or assets from the Sponsor, the Advisor, a Director, or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any property to the Corporation exceed its current appraised value.~~

~~Section 10.2.  Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. An Advisor, Sponsor, Director or Affiliate thereof may purchase or lease assets from the Corporation if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determines that the transaction is fair and reasonable to the Corporation.~~

~~Section 10.3.  Other Transactions.~~

~~(a) No goods or services will be provided by the Advisor or its Affiliates to the Corporation unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~

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~~(b) The Corporation shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof except mortgage loans pursuant to Section 9.11 hereof or loans to wholly owned subsidiaries of the Corporation. The Sponsor, Advisor, Directors and any Affiliates thereof shall not make loans to the Corporation, or to Joint Ventures in which the Corporation is a co-venturer, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties.~~

~~Section 10.4.  Conflict Resolution Procedures. In the event that an investment opportunity becomes available that is suitable for both the Corporation and a public or private entity with which the Advisor or its Affiliates are affiliated, for which both entities have sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. An investment opportunity will not be considered suitable for an entity if the 2%/25% Guidelines could not be satisfied if the entity were to make the investment. In determining whether or not an investment opportunity is suitable for more than one entity, the board of directors and the Advisor will examine such factors, among others, as the cash requirements of each entity, the effect of the acquisition both on diversification of each entity’s investments by type of property and geographic area and on diversification of the tenants of its properties, the policy of each entity relating to leverage of properties, the anticipated cash flow of each entity, the income tax effects of the purchase to each entity, the size of the investment and the amount of funds available to each program and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of the acquisition of such investment or a delay in the construction of a property, causes any such investment, in the opinion of the board of directors and the Advisor, to be more appropriate for an entity other than the entity that committed to make the investment, the Advisor may determine that the other entity affiliated with the Advisor or its Affiliates will make the investment. It shall be the duty of the board of directors, including the Independent Directors, to ensure that the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of assets is applied fairly to the Corporation.~~

~~ARTICLE XI~~

~~STOCKHOLDERS~~

~~Section 11.1.  Meetings of Stockholders.  There shall be an annual meeting of the stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Corporation’s annual report to stockholders but not less than 30 days after delivery of such report; the board of directors and the Independent Directors shall take reasonable efforts to ensure that this requirement is met. Stockholders holding a majority of the shares present in person or by proxy at an annual meeting of stockholders at which a quorum is present may, without the necessity for concurrence by the board, vote to elect the Directors. The presence in person or by proxy of stockholders entitled to cast fifty percent (50%) of all the votes entitled to be cast at the meeting constitutes a quorum. Special meetings of stockholders may be called in the manner provided in the bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and shall be called by an officer of the Corporation upon written request of Common Stockholders holding in the aggregate not less than 10% of the outstanding shares entitled to be cast on any issue proposed to be considered at any such special meeting. Upon receipt of a written request stating the purpose of such special meeting, the Advisor shall provide all stockholders within 10 days of receipt of said request notice, whether in person or by mail, of a special meeting and the purpose of such special meeting to be held on a date not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the stockholder request; provided, however, that if none is so specified, at such time and place convenient to the stockholders.~~

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~~Section 11.2.  Extraordinary Actions.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.~~

~~Section 11.3.  Voting Rights of Stockholders.  The concurrence of the board shall not be required in order for the stockholders to remove Directors or to amend the charter or dissolve the corporation. Without the approval of a majority of the shares entitled to vote on the matter, the board of directors may not: (a) amend the charter to adversely affect the rights, preferences and privileges of the Common Stockholders; (b) amend charter provisions relating to Director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (c) liquidate or dissolve the Corporation other than before the initial investment in a property; (d) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business; or (e) cause the merger or other reorganization of the Corporation.~~

~~Section 11.4.  Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. No shares of Common Stock may be transferred or issued to the Advisor, a Director, or any Affiliate thereof unless such prospective stockholder agrees that it will not vote or consent on matters submitted to the stockholders regarding (a) the removal of such Advisor, Director or any of its Affiliates or (b) any transaction between the Corporation and any such Advisor, Director or any of its Affiliates. To the extent permitted by the MGCL, in determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, a Director and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~

~~Section 11.5.  Right of Inspection.  Any stockholder and any designated representative thereof shall be permitted access to the records of the Corporation at all reasonable times and may inspect and copy any such records for a reasonable charge. The books and records will be made available at the Corporation’s home office within seven days after a request from a stockholder or any designated representative thereof. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be permitted upon reasonable notice and during normal business hours.~~

~~Section 11.6.  Access to Stockholder List.  An alphabetical list of the names, addresses and telephone numbers of the Common Stockholders of the Corporation, along with the number of shares of Stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Common Stockholder or the stockholder’s designated agent at the home office of the Corporation upon the request of the Common Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Common Stockholder so requesting within 10 days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper and in a readily readable type size (in no event smaller than 10-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the stockholder request. A Common Stockholder may request a copy of the Stockholder List in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose. If the Advisor or the board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the~~

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~~board, as the case may be, shall be liable to any Common Stockholder requesting the list for the costs, including reasonable attorneys’ fees incurred by that stockholder for compelling the production of the Stockholder List and for actual damages suffered by any Common Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the request for inspection or for a copy of the Stockholder List is to secure such list of stockholders or other information for the purpose of selling such list or copies thereof or using the same to solicit the acquisition of shares of Common Stock or for another commercial purpose other than in the interest of the applicant as a stockholder relative to the affairs of the Corporation. The Corporation may require the stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the stockholder’s interest in the Corporation. The rights provided hereunder to stockholders requesting copies of the Stockholder List are in addition to and shall not in any way limit other rights available to stockholders under federal law or the laws of any state.~~

~~Section 11.7.  Reports. The Corporation shall cause to be prepared and mailed or delivered to each Common Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Corporation within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Initial Public Offering of its securities that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles that are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation, including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Common Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation and the Advisor, Sponsor, a Director or any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions. Alternatively, such information may be provided in a proxy statement delivered with the annual report. The board of directors, including the Independent Directors, shall take reasonable steps to ensure that the requirements of this Section 11.7 are met.~~

~~Section 11.8.  Rights of Objecting Stockholders.  Holders of shares of Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares of Stock would otherwise be entitled to exercise such rights.~~

~~Section  11.9. Liability of Stockholders. The shares of Common Stock of the Corporation shall be non-assessable by the Corporation upon receipt by the Corporation of the consideration for which the board of directors authorized their issuance.~~

~~Section  11.10. Unsolicited Takeover Statute.  So long as the Corporation is subject to the NASAA REIT Guidelines, the Corporation may not take advantage of the following permissive provisions of Title 3, Subtitle 8 of the MGCL: (i) the Corporation may not elect to be subject to a two-thirds voting requirement for removing a Director; (ii) the Corporation may not elect to be subject to a majority requirement for the calling of a special meeting of stockholders; and (iii) the Corporation may not elect to adopt a classified board.~~

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~~ARTICLE XII~~

LIABILITY OF DIRECTORS,

OFFICERS~~, ADVISORS~~ AND OTHER AGENTS

Section ~~12.1~~8.1. Limitation of Director and Officer Liability. ~~Except as prohibited by the restrictions provided in Section 12.3, no Director~~ To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.1~~8.1, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section ~~12.1~~8.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section ~~12.2~~8.2. Indemnification.

(a) ~~Except as prohibited by the restrictions provided in Section 12.2(b), Section 12.3 and Section 12.4~~To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and , without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to: (i) any individual who is a present or former ~~Director~~ director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in such capacity; or (ii) any individual who, while a ~~Director~~ director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, member, manager, partner or trustee of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise ~~from and against any claim or liability to which such person may become subject or which such person may incur~~ and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in such capacity~~; or (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation~~. ~~Except as provided in Section 12.2(b), Section 12.3 and Section 12.4~~With the approval of the board of directors, the Corporation shall have the power ~~with the approval of the board of directors~~ to provide such indemnification and advancement of expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or ~~any employee of the Advisor or any of the Advisor’s Affiliates acting as an agent of the Corporation~~a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided herein shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

~~(b) Notwithstanding the foregoing, the Corporation shall not indemnify the Directors or the Advisors or its Affiliates or any Person acting as a broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.~~

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~~(c)No amendment of the charter or repeal of any of its provisions~~ (b) Neither the amendment nor repeal of this Section 8.2, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 8.2, shall limit or eliminate the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring prior to such amendment ~~or~~ , repeal or adoption.

~~Section 12.3.  Limitation on Liability and Indemnification. Notwithstanding the foregoing, the Corporation shall not provide for indemnification of the Directors or the Advisor or its Affiliates for any liability or loss suffered by any of them, nor shall any of them be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~

~~(a) The Directors or the Advisor or its Affiliates have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation;~~

~~(b) The Directors or the Advisor or its Affiliates were acting on behalf of or performing services for the Corporation;~~

~~(c)  Such liability or loss was not the result of:~~

~~(i) negligence or misconduct by the Directors (excluding the Independent Directors) or the Advisor or its Affiliates; or~~

~~(ii) gross negligence or willful misconduct by the Independent Directors; and~~

~~(d)  Such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s Net Assets and not from its stockholders.~~

~~Section 12.4.  Limitation on Payment of Expenses.  The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by the Directors or the Advisors or its Affiliates in advance of the final disposition of a proceeding only if (in addition to the procedures required by the MGCL) all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation; (b) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (c) the Directors or the Advisor or its Affiliates undertake to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification.~~

ARTICLE ~~XIII~~IX

AMENDMENT

~~Subject to Section 11.3, the~~ The Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.

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ARTICLE ~~XIV~~X

MISCELLANEOUS

~~GOVERNING LAW~~

Section ~~14.1~~10.1. Governing Law. The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of ~~laws provisions thereof; provided, however, that to the extent that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines and the Corporation is subject to NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory~~law provisions thereof.~~Determinations regarding the existence of any such conflict between the NASAA REIT Guidelines and the provisions of the MGCL shall be made by the board of directors in accordance with the provisions of Section 14.2 hereof.~~

~~Section 14.2~~  Section 10.2 Provisions in Conflict with Law or Regulations.

(a) The provisions of ~~this~~ the charter are severable, and if the board of directors shall determine that any one or more of such provisions are in conflict with the REIT provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of ~~this~~ the charter, even without any amendment of ~~this~~ the charter pursuant to Article ~~XIII~~ IX hereof; provided, however, that such determination by the board of directors shall not affect or impair any of the remaining provisions of ~~this~~ the charter or render invalid or improper any action taken or omitted prior to such determination. No ~~Director~~ director shall be liable for making or failing to make such a determination.

(b) If any provision of ~~this~~ the charter shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of ~~this~~ the charter in any jurisdiction.

Section  10.3 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation in the State of Maryland is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of ~~Directors~~ directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.

~~SEVENTH : The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment was 30,000 shares, par value $0.001 per share, all of one (1) class. The aggregate par value of all shares of stock having par value was $30. The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 900,000,000, consisting of 700,000,000 shares of common stock, par value $0.001 per share, and 200,000,000 shares of preferred stock, par value $0.001 per share. The aggregate value of all authorized shares of stock having par value is $900,000.~~

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~~EIGHTH:~~ SEVENTH: The undersigned ~~President~~ acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned ~~President~~ acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Strategic Storage Trust II, Inc. has caused the foregoing ~~first articles of amendment and restatement~~ Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ~~10th~~ ___ day of ~~January, 2014~~____________, 20__.

ATTEST: ~~TRUST II~~REIT, INC.		~~STRATEGIC~~ SMARTSTOP SELF STORAGE

By:		By:
	~~Paula MathewsH.~~  ______________		Michael ~~Schwartz~~S. McClure
	Secretary		President

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

PROXY	SMARTSTOP SELF STORAGE REIT, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2019

This proxy is solicited on behalf of the SmartStop Self Storage REIT, Inc. Board of Directors.

The undersigned stockholder of SmartStop Self Storage REIT, Inc., a Maryland corporation (formerly known as Strategic Storage Trust II, Inc.), hereby appoints Michael O. Terjung and Nicholas Look, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2019 Annual Meeting of Stockholders of SmartStop Self Storage REIT, Inc. to be held on September 16, 2019 at 8:30 a.m. (PDT), at 10 Terrace Road, Ladera Ranch, California 92694, and any and all adjournments and postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all power possessed by the undersigned as if personally present. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

When properly executed, this proxy will be voted as specified by the undersigned stockholder. If no voting instruction is given as to any item, this proxy will be voted “FOR” each of the nominees in Item 1, “FOR” Items 2A, 2B, and 2C, relating to the amendment and restatement of our Charter, “FOR” Item 3, and “FOR” Item 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, including matters incident to its conduct.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

SMA_30812_070919

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED IN ITEM 1, “FOR” ITEMS 2A, 2B, AND 2C, RELATING TO THE AMENDMENT AND RESTATEMENT OF OUR CHARTER, “FOR” ITEM 3, AND “FOR” ITEM 4. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THESE RECOMMENDATIONS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals

1.

For the election of H. Michael Schwartz, Paula Mathews, Timothy S. Morris, David J. Mueller, and Harold “Skip” Perry to serve as directors until the Annual Meeting of Stockholders of SmartStop Self Storage REIT, Inc. to be held in the year 2020 and until their successors are elected and qualified.

Nominees:	FOR	WITHHOLD
01. H. Michael Schwartz	☐	☐
02. Paula Mathews	☐	☐
03. Timothy S. Morris	☐	☐
04. David J. Mueller	☐	☐
05. Harold “Skip” Perry	☐	☐

2. To approve the following proposals to amend and restate the Charter:

	FOR	AGAINST	ABSTAIN
2A. For approval of proposed amendment and restatement of the Charter removing the limitations required by the NASAA REIT Guidelines and making other conforming and ministerial changes.	☐	☐	☐

2B. For approval of proposed amendment and restatement of the Charter to make revisions in order to bring our Charter more in line with those of publicly-listed companies.	☐	☐	☐

2C. For approval of proposed amendment and restatement of the Charter to make revisions to enable the transfer of shares to prevent the possibility of a continuing violation of the ownership restrictions for REIT qualification.

	☐	☐	☐

3. For ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐

4. To approve an adjournment of the Annual Meeting to solicit additional proxies, if necessary.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

SmartStop Self Storage REIT, Inc.

Annual Meeting of Stockholders to be held September 16, 2019.

The Annual Report and Proxy Statement for this meeting are available at:

https://www.proxy-direct.com/sma-30812

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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